                                                                      EXHIBIT 10

                          CPUC Promising Gas Options
                                 OII 99=07=003



                         Operational Flow Order (OFO)
                             Settlement Agreement



                               October 20, 1999



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        Subject to Rule 51 of the CPUC Rules of Practice and Procedure.
    Rule 601 et seq. of the FERC Rules of Practice. Rule 408 of the Federal
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      Rules of Evidence, and Section 1152 of the California Evidence Code
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                   CPUC Promising Gas Options OII 99-07-003
               Operational Flow Order (OFO) Settlement Agreement

                               TABLE OF CONTENTS
                               -----------------

A.   Introduction..........................................................  1

B.   Forum for Resolving Future Balancing Issues...........................  3

C.   Provisions Designed to Reduce the Number and to Increase the
     Predictability of OFOs................................................  4

     1.  Operational Information...........................................  4

     2.  Pipeline Inventory Limits.........................................  6

     3.  Customer-Specific OFOs............................................  7

     4.  Cashout Prices....................................................  9

     5.  Core Procurement Group Imbalances................................. 10

     6.  Storage Allocation to Balancing................................... 11

D.   Provisions Designed to Reduce the Impact of OFOs...................... 12

     1.  OFO Notification.................................................. 12

     2.  Noncompliance Charges During an OFO............................... 12

     3.  OFO Noncompliance Charge Exemption................................ 13



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    Rule 601 et seq. of the FERC Rules of Practice. Rule 408 of the Federal
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                   CPUC Promising Gas Options OII 99-07-003

               Operational Flow Order (OFO) Settlement Agreement

A.   Introduction
     ------------

     The purpose of this OFO Settlement Agreement (Agreement, Settlement, or Settlement Agreement) is to revise Pacific Gas and Electric Company's (PG&E's) operating guidelines and gas tariffs to achieve the following goals:

     . Improve market access to operational information necessary for the management of gas imbalances on PG&E's system.

     .  Significantly reduce the number of system-wide OFOs on the PG&E system.

     .  Reduce the impact of OFOs on the market.

     . Revise certain procedures implemented under the Gas Accord, in order to improve system operating efficiency, to clarify criteria used by PG&E in making operational decisions, and to enhance customer interfaces with PG&E's gas operations.

     . Improve the transparency of operations to improve upon operational signals to the market.

     .  Improve the ability of the market to foresee OFO events.

     . Maintain the OFO process as both a signal and an incentive to the market to balance supply and demand.

     This Agreement is entered into by the Settlement Parties, as identified by their attached signatures. This Agreement shall become effective on the first day of the month following the thirtieth day after the date of a California Public Utilities Commission ("CPUC" or "Commission") order approving the OFO Settlement Agreement and shall continue in effect through December 31, 2002.

     On March 1, 1998, the Northern California natural gas market experienced a dramatic change with the restructuring of services on the PG&E system under a broadly-based settlement known as the "Gas Accord". Many previously-bundled PG&E services were unbundled, providing more choice to marketers, shippers, and end-use customers. PG&E and the Gas Accord settling parties worked to develop the rules and guidelines to operate PG&E's system under the Gas Accord provisions, including the unbundling of pipeline transmission and storage services within Northern California. The Gas Accord is effective through December 31, 2002.

     Experience under the Gas Accord has indicated that certain adjustments are appropriate, particularly with regard to customer balancing requirements and charges; to issuance of


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    Rule 601 et seq. of the FERC Rules of Practice. Rule 408 of the Federal
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CPUC Promising Gas Options OII 99-07-003
OFO Settlement Agreement
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     OFOs; to whether OFOs are issued on a system-wide or customer-specific basis; and to the operational information provided to the market and to individual shippers.

     This Agreement represents a settlement on these issues set forth herein in the context of the natural gas strategy (D.99-07-015and I.99-07-003) of the CPUC. Not all of the provisions agreed to herein require tariff changes, and some provisions have already been implemented. Nevertheless, it is important and appropriate to document here all issues where parties have agreed to changes in operating guidelines and procedures.

     This Agreement does not change the basic principles and structure of the Gas Accord as agreed to by the settling parties to the Gas Accord and as approved by the Commission in Decision 97-08-055. The operating guideline and gas tariff changes included within this Agreement, and made a part hereof, are intended to modify certain limited implementation parameters of the Gas Accord, and the Settlement Parties agree that such revisions are within the original bounds of the Gas Accord structure.

     This Agreement is a negotiated compromise of operational issues and is broadly supported by parties who are marketers, shippers, wholesale and retail end-use customers, and regulatory representatives. Nothing contained herein shall be deemed to constitute an admission or an acceptance by any party of any fact, principle, or position contained herein, except to the extent that Settlement Parties, by signing this Agreement, acknowledge that they pledge support for Commission approval and subsequent implementation of these provisions.

     This Agreement is to be treated as a complete package and not as a collection of separate agreements on discrete issues or proceedings. To accommodate the interests of different parties on diverse issues, the Settlement Parties acknowledge that changes, concessions, or compromises by a party or parties in one section of this Agreement necessitated changes, concessions, or compromises by other parties in other sections.

     This Agreement is intended to quickly resolve specific operating issues. Decision 99-07-015 in R.98-01-011 contains additional proposals or issues related to utility balancing services, imbalance trading, real-time customer usage data, electronic bulletin boards, and other areas. PG&E and the parties are pursuing or intend to pursue settlement discussions of these additional issues. New settlement(s) may result in modifications to some of the provisions contained in this Agreement.

     As this OFO Settlement simply modifies the implementation of existing operating parameters, PG&E will not seek to recover any costs associated with implementing the provisions of this Settlement Agreement, except under the provisions of Section B, below. This agreement on cost recovery is not a precedent with respect to other settlements, litigation or regulatory cases.



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CPUC Promising Gas Options OII 99-07-003
OFO Settlement Agreement
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B.   Forum for Resolving Future Balancing Issues
     -------------------------------------------

     1. The Settlement Parties intend that the provisions contained in this settlement will significantly reduce the number of system-wide OFOs on PG&E's system. The Settlement Parties, through the Gas OFO Forum, intend to monitor the effectiveness of the Settlement measures in reducing the number of OFOs and to address on an ongoing basis, improvements and/or modifications to PG&E's balancing and OFO procedures. Any interested shipper or customer on the PG&E transmission system who may be subject to OFOs may choose to participate in this Forum.

     2. If, six months after the effective date of this Settlement, there has not been at least a twenty-five (25) percent reduction in the number of system-wide OFOs during this first six-month period compared to the same period in the prior year(s), PG&E in its next quarterly OFO report (see Section C.1.f), will provide an analysis of why the number of OFOs has not been reduced and propose additional measures to reduce the number of system-wide OFOs in addition to those measures outlined in this OFO Settlement Agreement. PG&E and the other members of the Forum will consider in good faith whether, and how, PG&E's proposed additional measures, as well as any other proposals suggested by other Forum members, should be adopted.

     3.  The Gas OFO Forum will further explore the following issues:
         a. The effectiveness of customer-specific OFOs and possible improvements to the procedure outlined in this Settlement, including the need and methodology for changes to the Performance Factor set forth in Section C.3.b.(7).

         b. Whether and how parties who significantly contribute to system-wide OFOs on a repeated basis, e.g. to three (3) or more per month, should be specifically identified. A "significant contributor" is defined as any balancing entity with total imbalances greater than 5,000 Dth and 10 percent of its usage in the three days leading up to each system-wide or customer-specific OFO. For Core Procurement Groups, supply will be compared to their Determined Usage, which is the Cumulative Imbalance (except for OFO days when the 24-hour forecast will be used).

         c. Whether the exemption for OFO noncompliance charges set forth in Section D.3.b should be increased.

         d. The need for the allocation of additional storage to balancing (see Section C.6).

         e.  Changing the Cash-out procedures.

         f.  Other issues which relate to PG&E pipeline balancing and OFOs.

     4. PG&E may seek recovery of implementation costs to provide additional information or implement additional procedures which are recommended by the Forum. Estimates of these costs will be provided to the Forum for discussion prior to PG&E filing for recovery. PG&E may seek such recovery and/or establishment of a balancing or memorandum account for these projected costs prior to implementing the recommendation. Other parties to this Settlement do not necessarily support PG&E's right to recover these implementation costs.



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        Subject to Rule 51 of the CPUC Rules of Practice and Procedure.
    Rule 601 et seq. of the FERC Rules of Practice. Rule 408 of the Federal
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C.   Provisions Designed to Reduce the Number and to Increase the Predictability
     ---------------------------------------------------------------------------
     of OFOs
     -------

     1.  Operational Information

         a. PG&E will provide the following daily operational information on its Pipe Ranger Web site.

               (1)  Composite system temperature

               (2)  System demand

               (3)  Off-system deliveries by delivery point

               (4)  Fuel and lost and unaccounted for (LUAF) gas

               (5)  Storage injection by storage operator

               (6)  Total system demand (sum of items 2, 3, 4, & 5 above)

               (7)  Interconnect supply by receipt point

               (8)  Storage withdrawal by storage operator

               (9)  Total system supply (sum of items 7 & 8 above)

               (10) Pipeline inventory change (supply minus demand, item 9 -
                    item 6)

               (11) Beginning and ending pipeline

               (12) Pipeline inventory lower and upper operating limits (as established in this agreement)

               (13) Difference between ending pipeline inventory and operating limits
               (14) Operational flow order (OFO), emergency flow order (EFO) and involuntary diversion status

               (15) Storage activity by injection and withdrawal, not just net activity

               (16) Storage injection and withdrawal used for pipeline balancing

               (17) On-system supply

         b. Forecast information specified in C.1.a, above, will be provided for the current day and the next three days. This forecast is updated approximately five times per day. PG&E will establish specific not-later-than times of the day when the updates will occur. If for some reason the data is not available by this time, PG&E will place a notice on its Pipe Ranger Web site indicating when the forecast data will be available.

         c.    Historical data will be provided for the prior two weeks.

         d.    Additionally, PG&E will provide on its Pipe Ranger Web site:

               (1)  Maximum pipeline capacity by path.

               (2) Maximum daily pipeline capacity at interconnection points for current day and next day.

               (3)  Monthly demand forecast by customer class.

               (4) Daily storage inventory level for pipeline balancing as part of the three-day historical data (updated monthly to reflect cashouts and other adjustments).

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             (5)     Current month imbalance gas in storage.

             (6) Receipt point allocation and end-user curtailment quantities for the system when pipeline operational conditions requires allocations (trimming for balancing purposes) or end-user curtailment. Customer-specific data will only be provided to that customer or their designated agent.

             (7) Daily demand by customer class using the "24-hour forecast" with a three-day posting lag.

             (8) Daily demand by customer class using the day-after forecast with a three-day posting lag.

             (9) Balance of cash-in/out gas in storage and prior month imbalances not cleared on a monthly basis.

             (10) Cumulative sum of the changes in pipeline inventory (line pack).

         e. PG&E will maintain records of daily injection and withdrawal and daily storage inventory levels for all storage accounts.

         f. PG&E will post a quarterly OFO report on its Pipe Ranger Web site pertaining to the number and causes of each customer-specific and system-wide OFO, EFO, and "trimming" occasion ("Event") within the prior three (3) months. PG&E will post this report within 30 days after the close of the calendar quarter. The first OFO report may cover less than three months of operation under this Agreement.

             These quarterly OFO reports will show the sources of system imbalance for each of the three (3) days prior to an Event, as follows:

             1) Imbalance and gas scheduled for each entity responsible for managing imbalances as specified in C.3.b.(3). For Core Procurement Groups, the supply will be compared to their Determined Usage, which is their Cumulative Imbalance (except for OFO days when the 24-hour forecast will be used). Each such entity will be identified by a new and unique numerical identifier, and not by name.

             2)      Pipeline imbalances.

             3) Net market center imbalances for the aggregate of parking, lending and storage services.

             4)      Pipeline balancing provided by allocated storage.

             5)      Beginning, ending and change in pipeline inventory.

             6) Any proposed changes to any OFO and balancing procedures and/or methodology addressed in this Settlement.

         g. The Settlement Parties agree that for a period continuing until twelve (12) months after the date this Settlement is filed with the CPUC, the operational information provided herein is the information needed for the market to analyze the status of PG&E's pipeline balancing service and to anticipate OFOs. During this period, PG&E need not provide additional data relevant to OFOs, except as referenced in Section B.3.b or as agreed to by PG&E and the other Settlement Parties. After this 12 month period, the other Settlement Parties reserve their rights to bring to PG&E

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CPUC Promising Gas Options OII 99-07-003
OFO Settlement Agreement
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             requests for further information, and PG&E agrees to engage in good faith efforts to resolve such requests. The limitation on information contained in this section does not limit, in any manner, information requests pertaining to other matters, e.g. electronic bulletin boards, imbalance trading, curtailments (local or system-wide), secondary markets, capacity rights, and/or any other issue contained in I.99-07-003 or a separate CPUC proceeding.

         h. No tariff changes are needed to revise the operational information provided.

     2.  Pipeline Inventory Limits

         a. PG&E will adjust its current procedures for determining when an OFO is needed and for issuing an OFO. PG&E will issue an OFO for a Gas Day if, on the day prior to this Gas Day, PG&E's forecast of pipeline inventory for the Gas Day is either below the Lower Pipeline Inventory Limit or above the Upper Pipeline Inventory Limit, as provided in Sections C.2.c through f below. PG&E will continue its current practice of determining the need for and issuing of an OFO by 7:30 a.m. on the day before the Gas Day, or as soon as possible thereafter. This practice is intended to allow parties whose imbalances exceed the OFO tolerance band to use all four nomination cycles, as specified in Gas Rule 21, Section B.3.d, to make supply adjustments and avoid or reduce noncompliance charges. Situations may still occur when an OFO needs to be issued later in the day prior to Gas Day as is allowed by Gas Rule 14, Section E.

         b. The Lower and Upper Pipeline Inventory Limits are the levels below and above which the safety and reliability of pipeline operations are in jeopardy. These Limits replace the desired target inventory levels and the range of 200 MMcf/d above and the 150 MMcf/d below as currently specified in Gas Rule 14. This change allows the pipeline to operate to the operational limits each day, without anticipating trends in what suppliers schedule relative to market demand.

         c. The Lower and Upper Pipeline Inventory Limits will change, as specified in Section C.2.d, below, depending on whether the forecast of total system demand (the sum of on-system demand and off-system deliveries) is "Low" or "High". The reason for the change in the Pipeline Inventory Lower Limit is that under low system demand, the required minimum pressures on the system can be maintained at a lower pipeline inventory level. Higher demand levels require higher pipeline inventories to maintain system minimum pressures. The Upper Pipeline Inventory Limit is set to allow for variations in supply or usage forecasts. Under low system demand conditions, the potential is greater that forecast variations must be absorbed by the pipeline inventory; therefore, the Upper Pipeline Inventory Limit is set lower to allow for this greater variability without jeopardizing operations. Under higher system demand conditions, forecast variations are often managed by supply or storage withdrawal adjustments, so the Upper Pipeline Inventory Limit can be set higher.

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         d.  The Pipeline Inventory Limits used to determine OFOs are:

                                                 Pipeline Inventory Limits, MMcf
                                                 -------------------------------
              Total Demand Forecast, MMcf               Lower        Upper
              ---------------------------               -----        -----
              Low Demand:         1,500 to 2,800        3,900        4,500
              High Demand:        2,800 to 3,900        4,000        4,600

         e. PG&E may elect not to issue an OFO for a Gas Day if the forecast of pipeline inventory for the day following that Gas Day indicates the pipeline inventory will return to within the Pipeline Inventory Limits without the assistance of an OFO.

         f. The Lower and Upper Pipeline Inventory Limits in effect each day will be shown in the pipeline inventory report on the Pipe Ranger Web site.

         g. PG&E may revise these Pipeline Inventory Limits beyond those specified in the table in Section C.2.d above. Any such revisions will be established to ensure pipeline safety and reliability.

             (1) Changes in the Pipeline Inventory Limits which are needed to reflect operating conditions or limitations, including force majeure events, can be implemented immediately as those conditions warrant. PG&E will post these changes on its Pipe Ranger Web site along with an explanation of the operational limitation.

             (2) Pipeline Inventory Limits may also change due to more predictable factors. These include changes in end-user demands, compressor operating conditions, pipeline and compressor maintenance activities, and other operational inputs which are used to determine the physical operating limits of the pipeline. PG&E will post these changes on its Pipe Ranger Web site at least two weeks before implementation, along with a supporting explanation.

             (3) If PG&E proposes to change the methodology used to decide when to issue OFOs, PG&E will seek approval of such modifications from the Gas OFO Forum before making this change.

     3.  Customer-Specific OFOs

         a. PG&E's Gas Rule 14, Section E, currently provides for customer-specific OFOs to be issued. Since April 1, 1998, PG&E has issued several customer-specific OFOs when it was clear that a limited number of large customer imbalances were the main contributors to the system imbalance. To be more effective, a better definition of the guidelines for issuing customer-specific, or targeted, OFOs is needed.

         b. PG&E will use the following process and criteria to determine when to issue customer-specific OFOs, rather than a system-wide OFO, and to determine which balancing entities are subject to the customer-specific OFO.

             (1) PG&E determines whether an OFO is needed for a Gas Day, as described in Section C.2, Pipeline Inventory Limits.

             (2) If an OFO needs to be issued, the on-system imbalance is estimated for that OFO Day as the difference between the forecast on-system supply and on-system demand. A portion of this imbalance can be accommodated by (i) the

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        Subject to Rule 51 of the CPUC Rules of Practice and Procedure.
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                  amount of pipeline inventory available within the Pipeline
                  Inventory Limits, plus (ii) the storage injection or withdrawal capacity available for system load balancing. This portion of the imbalance that can be accommodated is divided by the forecast on-system demand to determine the OFO Tolerance Band (set as a percentage of usage). The remaining imbalance is the volume of needed supply and/or demand relief for the pipeline to stay within its Inventory Limits.

             (3) Next, PG&E prepares an internal imbalance report forecasting the OFO Day imbalance for each entity responsible for managing imbalances. These "balancing entities" are: (a) Noncore Balancing Aggregation Agreement (NBAA) agents; (b) Core Procurement Groups (CPGs); and (c) Individual end-users who do not have an NBAA agent.

             (4) These balancing entity forecasts are composed of the same individual end-use customer demand forecasts that are used to forecast OFO compliance on INSIDEtracc. No change is proposed in these methods.

             (5) PG&E then reviews the internal imbalance report and identifies those balancing entities with forecast imbalances exceeding both the calculated OFO Tolerance Band percentage and an imbalance volume of 5,000 Dth.

             (6) Customer-specific OFOs will be issued, if (i) there are no more than 10 balancing entities, and (ii) the total forecast imbalance relief they would provide in aggregate, multiplied by a Performance Factor, exceeds the volume relief needed for the pipeline, as calculated in Section C.3.b.(2), above.

             (7) The customer-specific OFO Performance Factor is a measure of the historic effectiveness of these OFOs. Experience shows that balancing entities issued an OFO may trade gas to get within the tolerance band. However, such traded gas is still on the system and does not help offset pipeline inventory levels, since there is usually not an accompanying change in demand under these circumstances. Therefore, the resulting pipeline inventory relief provided may be less than forecast. The Performance Factor is the system relief actually achieved by customer-specific OFOs divided by the forecast relief calculated per Section C.3.b.(6) above. Adjustments may be made to the calculation to reflect experience over several customer-specific OFOs and to normalize for such factors as temperature differences between the forecast and actual data. The Performance Factor may differ depending on whether it is a high or low inventory OFO situation. The Performance Factor is set initially at 100% for both high and low inventory conditions. PG&E may adjust the Performance Factor. The Performance Factor will not be adjusted to a percentage which is less than the average of the actual performance for all customer-specific OFOs since the effective date of this Settlement. However, unless required by operational conditions, PG&E will not reduce the Performance Factor below 50% without the prior consent of the Forum. PG&E will post the changes to the Performance Factor, along with supporting data and explanation within 14 days of each customer-specific OFO. If a customer-specific OFO is issued within this 14-day period, the Performance Factor currently in effect will be

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        Subject to Rule 51 of the CPUC Rules of Practice and Procedure.
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                  used. This information will be evaluated by the Gas OFO Forum on an ongoing basis.

             (8) In the event the conditions of Section C.3.b.(6) are not met, a system-wide OFO will be issued.

             (9) On occasion, even if the conditions of Section C.3.b.(6) are met, operating experience or market conditions may indicate to PG&E that customer-specific OFOs will not be effective in achieving needed pipeline inventory relief. In these instances, a system-wide OFO will be issued. If the conditions of Section C.3.b.(6) are met, yet PG&E calls a system-wide OFO, PG&E will post an explanation of the factors causing PG&E to determine not to call a customer-specific OFO on its Pipe Ranger Web site, and will include such information in its quarterly OFO reports.

         c. PG&E will post a general market notification of customer-specific OFOs on its Pipe Ranger Web site by 7:30 a.m. PT on the day before Gas Day, or as soon as possible thereafter, and will notify the affected balancing entities by 8:00 a.m. PT, or as soon as possible thereafter.

         d. No tariff revisions are needed to reflect the operating guidelines set forth above for issuing customer-specific OFOs.

     4.  Cashout Prices

         a. The Gas Accord Settlement provides that: "The intent of imbalance cashouts is to create an economic disincentive for incurring cashout imbalances. PG&E will file to revise the imbalance charges and cashout options if the Gas Accord provisions do not accomplish this." (D.97-08-055, Appendix 1, E.13.d.vii, page 26) At least three times since the beginning of the Gas Accord, the underdelivery cashout price was lower than the spot price, providing the market with an incentive to cash-out rather than avoiding or trading imbalances. This has occurred only for Tier I commodity cashouts where the cashout price is either 95% or 105% of the weighted market price. In these cases, certain marketers arbitraged this cashout price by buying the gas from PG&E as provided in Schedule G-BAL.

         b. The commodity cashout price will be changed for Tier I Cashouts in Schedule G-BAL to 75% (from 95%) of the Weighted Overdelivery Index and to 125% (from 105%) of the Weighted Underdelivery Index.

         c. Commodity cashout transactions will continue to be recorded in the Balancing Charge Account (BCA).

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    Rule 601 et seq. of the FERC Rules of Practice.  Rule 408 of the Federal
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     5.  Core Procurement Group Imbalances

         a. Core Procurement Groups (CPGs), which include PG&E's Core Procurement Department, serve residential and small commercial customers whose meters do not generally provide daily usage data. Their cumulative usage over a "cycle" period is read at the meter and recorded in a PG&E data base. They are also billed on this cycle basis, not on a calendar month. Since cycles overlap months, two cycles of meter data are needed to calculate a given calendar month's meter use for these customers.

         b. Recognizing these data limitations, certain provisions were implemented as part of the Gas Accord so that CPGs could manage their daily and monthly imbalances like the other marketers, shippers and noncore customers. One of these provisions was the Core Load Forecasting and Determination Service, which forecasts the upcoming Gas Day usage for each CPG 24 hours and 48 hours prior to the Gas Day, as well as provides a usage estimate on the morning of the Gas Day. The CPG usage estimate provided on the Gas Day itself is called the Determined Usage. The Determined Usage is used by PG&E to determine two monthly imbalances for each CPG: the Cumulative Imbalance and the Operating Imbalance.

             (1) Cumulative Imbalances are the monthly accumulation of each day's scheduled supply less Determined Usage. Cumulative Imbalances are calculated at the end of each month and may be traded, cashed-out or carried over to the subsequent month.

             (2) Operating Imbalances are the difference between calendar month Determined Usage and metered usage. Metered usage for a calendar month is calculated by the appropriate weighting of the measured cycle usage. An Operating Imbalance Statement for a particular month is normally provided to customers two months following the processing of the Cumulative Imbalance Statement for the same month. This added time is necessary to collect and process the billing cycle usage data needed to calculate the indicated calendar month usage. These Operating Imbalances may be traded into or out of storage, traded with other customer Operating Imbalances for the same calendar month, or under current provisions, carried over to the month following the date on which the Operating Imbalance Statement is issued.

         c. To allow more flexibility in managing their total imbalances, CPGs will now be able to trade Operating Imbalances with any Cumulative Imbalances issued in the same month. The trading between Cumulative and Operating Imbalances is subject to the following rules:

             (1) Trades must occur in the regular monthly Cumulative Imbalance trading period.

             (2) Trades must move the total Operating Imbalance towards, but not past, zero.

         d. Accounting adjustments for CPGs as provided in Schedule G-BAL will be included in their Operating Imbalance Carryover.

    ========================================================================
        Subject to Rule 51 of the CPUC Rules of Practice and Procedure,
    Rule 601 et seq. of the FERC Rules of Practice.  Rule 408 of the Federal
             -- ---
       Rules of Evidence, and Section 1152 of the California Evidence Code
    ========================================================================

October 20, 1999                                                         Page 10

CPCU Promising Gas Option OII 99-07-003
OFO Settlement Agreement
------------------------


         e. Currently, any Operating Imbalance remaining after the Trading Period normally becomes the first gas through the meter in the month following the trading period. Since an imbalance repayment has no offsetting demand and can be relatively large, it is important to spread these deliveries out over a longer period of time so the impact on pipeline balancing and the possible need to issue OFOs is minimized. This also allows positive and negative Operating Imbalances to offset each other over time. Therefore, the following process is adopted for CPGs to repay untraded Operating Imbalances over approximately a one-year period: (1) An Operating Imbalance Carryover account is established to accumulate (credit) and repay

                  (debit) the untraded monthly Operating Imbalances.
             (2) Each month, following the trading period, the untraded Operating Imbalance is credited to the Operating Imbalance Carryover.

             (3) Each month, one-twelfth (1/12) of the Operating Imbalance Carryover at the end of the prior month will be considered the first transaction for that CPG and will be debited to its Operating Imbalance Carryover.

             (4) A CPG may also make a monthly election to clear its entire Operating Imbalance Carryover if it is less than 5,000 Dth. This will be considered the first transaction during the calendar month following PG&E's receipt of written notification, and will set the Operating Imbalance Carryover to zero.

         f. PG&E will continue to provide customers with information on the basic assumptions and methods used to develop demand forecasts for Core Procurement Groups. PG&E will also continue to assess and implement appropriate and cost-effective modifications to its forecasting processes, with the objective of reducing Operating Imbalances.

     6.  Storage Allocation to Balancing

         a. Settlement Parties agree that no additional storage assets will be allocated to balancing at this time. Parties may agree in a future settlement to either add or reduce the amount of PG&E storage assets allocated to system balancing.

         b. PG&E will provide the Settlement Parties, no later than the date initial testimony is due in I.99-07-003, with a report which describes the cost of adding and/or allocating additional storage assets to system balancing. This storage report will include the cost of each component (inventory and compressors), the anticipated effect on operations and OFOs, and the effect on rates.

    ========================================================================
        Subject to Rule 51 of the CPUC Rules of Practice and Procedure,
    Rule 601 et seq. of the FERC Rules of Practice.  Rule 408 of the Federal
             -- ---
       Rules of Evidence, and Section 1152 of the California Evidence Code
    ========================================================================

October 20, 1999                                                         Page 11

CPCU Promising Gas Option OII 99-07-003
OFO Settlement Agreement
------------------------

D.   Provisions Designed to Reduce the Impact of OFOs
     ------------------------------------------------

     1.  OFO Notification

         a. PG&E will continue to notify the market of system-wide and customer-specific OFOs as soon as practically possible. Primary notice will continue to be posted on INSIDEtracc. Notice will also continue to be provided on PG&E's Pipe Ranger Web site. In addition to electronic mail and/or a FAX for OFO notification, customers may now also sign up to receive an alpha page, which replaces the less effective "blast-paging."

         b. PG&E currently provides the following information to the market for system-wide OFOs:

             (1)  Date of the OFO.

             (2)  Tolerance Band in percent.

             (3)  Stage (i.e., 1, 2, 3, or 4) as established in this Agreement.

             (4)  Noncompliance Charge in $ per therm.

             (5)  Reason (i.e., High or Low pipeline inventory).

         c. No tariff changes are needed to reflect these adjustments to PG&E's OFO notification options or procedures.

     2.  Noncompliance Charges During an OFO

         a. Experience with OFOs has indicated that some customers tend to over-adjust their supply (and sometimes demand) in order to minimize the risk of being outside the tolerance band and subject to an OFO noncompliance charge. The objective in issuing an OFO is to match the market reaction to the system need for imbalance relief, and thereby permit the system to stay within operating limits. A lower noncompliance charge which is closer to the movement of commodity prices in the market should encourage parties to more accurately adjust their supplies to their expected demand under most OFO conditions.

         b. PG&E still retains the option under the tariffs of commencing an OFO at a higher stage and noncompliance charge, or even increasing the stage later in the day.

         c. The noncompliance charge for a Stage 1 OFO will be reduced from $0.10 to $0.025 per therm. Another stage will be added after Stage 1 with a noncompliance charge of $0.10 per therm and a tolerance range up to +/-20%. The table currently included in the Gas Rule 14, Section E, will be revised to the following:

                                   Tolerance Band        Noncompliance Charge
                                   As a % of Usage         Dollars Per Therm

               Stage 1:             up to +/-25%                $0.025
               Stage 2:             up to +/-20%                 $0.10
               Stage 3:             up to +/-15%                 $0.50
               Stage 4:              up to +/-5%                 $2.50

    ========================================================================
        Subject to Rule 51 of the CPUC Rules of Practice and Procedure,
    Rule 601 et seq. of the FERC Rules of Practice.  Rule 408 of the Federal
             -- ---
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    ========================================================================

October 20, 1999                                                         Page 12

CPCU Promising Gas Option OII 99-07-003
OFO Settlement Agreement
------------------------

          3.  OFO Noncompliance Charge Exemption

              a. Currently, some customers have difficulty in complying with OFOs because the gas market generally requires gas commodity purchases in packages of at least 5,000 Dth per transaction, or charges a premium for "small or odd lot" deals.

              b. All balancing entities will be exempt from OFO noncompliance charges if their total monthly OFO noncompliance charges are equal to or less than $1,000. This noncompliance charge exemption will allow those customers with small imbalances to avoid making supply or demand adjustments during an OFO, even if their imbalance as a percent of their demand is outside the allowable OFO tolerance band.

              c. PG&E may prospectively withdraw this exemption or reduce the exemption level if in PG&E's sole judgment this provision contributes to an increase in OFOs. PG&E will provide notice to, and will consult with, the Gas OFO Forum prior to making such a change.

              d. There shall be no exemptions from noncompliance charges during EFOs or Involuntary Diversions.

    ========================================================================
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             -- ---
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    ========================================================================

October 20, 1999                                                          Page13

                          CPUC Promising Gas Options
                                  I.99-07-003


                             Comprehensive Gas OII
                             Settlement Agreement


                               January 28, 2000


    =======================================================================
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    Rule 601 et seq. of the FERC Rules or Practice, Rule 408 of the Federal
             -- ---
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    =======================================================================

                     CPUC Promising Gas Options I.99-07-003
                   Comprehensive Gas OII Settlement Agreement

                               Table of Contents
                               -----------------

1.    INTRODUCTION........................................................................  1
2.    PROMISING OPTIONS WHICH ARE PUT IN PLACE BY THIS SETTLEMENT AGREEMENT...............  4
   2.1  Cost and Rate Separation for Balancing Services [Self-Balancing Options]..........  4
   2.2  Electronic Trading of Imbalances [Including Rights]...............................  8
   2.3  Re-examine Utility Role in Core Procurement Once a Specified Competitor Market
         Share Has Been Achieved.......................................................... 13
   2.4  Eliminate Core Aggregation Transportation Thresholds After Adoption of Consumer
         Protection Measures.............................................................. 14
   2.5  Unbundle Utility Storage Costs for Core Customers [Served by CTAs]................ 14
   2.6  Separate Costs and Rates for Core Utility [Procurement] Services.  Treat Utility
         Core Procurement Departments as Any Other Utility Customer....................... 18
   2.7  Provide Details of Completed Transactions......................................... 19
   2.8  Establish a Secondary Market [Trading System] via a Utility Electronic  Bulletin
         Board............................................................................ 19
   2.9  Provide Real-Time, Customer-Specific Usage Data................................... 20
   2.10 Provide Competitive Metering Technologies......................................... 22
   2.11 Provide Competitive Billing Options to Customers Similar to Those Offered in the
         Electric Industry................................................................ 25
3.    PROMISING OPTIONS ALREADY IN PLACE FOR PG&E......................................... 27
   3.1  Create Firm Tradable Intrastate Transmission Rights............................... 27
   3.2  Establish a Secondary Market for Intrastate Transmission Capacity................. 27
   3.3  Place the Utility At Risk for Unused [Transmission] Resources..................... 27
   3.4  Create Firm, Tradable Storage Rights.............................................. 28
   3.5  Establish a Secondary Market For Intrastate Storage Capacity...................... 28
   3.6  Place the Utility At-Risk for Unused [Storage] Resources.......................... 28
   3.7  Separate Utility Hub Services From Procurement Functions.......................... 29
   3.8  Unbundle Utility Interstate Capacity Costs for Core Customers..................... 29
   3.9  Eliminate Core Subscription Service............................................... 29

                                       i

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    =======================================================================
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    Rule 601 et seq. of the FERC Rules or Practice, Rule 408 of the Federal
             -- ---
       Rule of Evidence and Section 1152 of the California Evidence Code
    =======================================================================

                     CPUC Promising Gas Options I.99-07-003
                   Comprehensive Gas OII Settlement Agreement

                         Table of Contents (continued)
                         -----------------------------

4.    PROMISING OPTIONS AND OTHER ISSUES WHICH ARE NOT TO BE LITIGATED PENDING FURTHER
      SETTLEMENT DISCUSSIONS.............................................................  30
   4.1  Develop Clear Procedures for Allocating [Firm] Capacity..........................  30
   4.2  Revise PG&E's Transmission Interconnection Policy, Terms and Conditions  (Not an
         Appendix C Item)................................................................  30
   4.3  Revise PG&E's Electric Generation Rate Design (Not an
         Appendix C Item)................................................................  30
   4.4. Review PG&E's Local Transmission Reliability, Design Standards and Curtailment
         Provisions (Not an Appendix C Item).............................................  30
   4.5  Investigate Mechanisms to Reduce the Costs of Transmission Service for Noncore
         Customers Connecting To or Located Close To PG&E's Backbone Transmission
         Facilities  (Not an Appendix C Item)............................................  31
5.    PROMISING OPTIONS WHICH WERE SETTLED IN THE OFO SETTLEMENT AGREEMENT...............  31
   5.1  Examine Strategies for Devoting More Assets to PG&E Balancing....................  31
   5.2  Implement Targeted Operational Flow Orders.......................................  31
   5.3  Provide Pipeline Operator Demand Forecasts Broken Down by
         Customer Class..................................................................  32
6.    NO ISSUES REMAIN TO BE LITIGATED IN I.99-07-003....................................  32

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    =======================================================================

                     CPUC Promising Gas Options I.99-07-003
                   Comprehensive Gas OII Settlement Agreement
                   ------------------------------------------

1.  INTRODUCTION

    1.1 Purpose: The purpose of this Comprehensive Gas OII Settlement Agreement ("Settlement Agreement") is to address the most promising options and other issues presented in Investigation (I.)99-07-003. Specifically, the goal of this Settlement Agreement is to resolve all PG&E issues that would otherwise be litigated in I.99-07-003.

    1.2 Parties: This Settlement Agreement is entered into by the Settlement Parties ("Parties"), as identified by their attached signatures. Parties agree to actively support this Settlement Agreement in I.99-07-003 and to not oppose any provision of this Settlement Agreement in any regulatory, legislative or judicial forum. Parties agree that this Settlement Agreement is consistent with the provisions of AB 1421.

    1.3 Background: In Decision (D.)99-07-015, the California Public Utilities Commission ("CPUC" or "Commission") identified a number of promising options for continued restructuring of the California natural gas industry. These options were summarized in Appendix C of that decision. This Settlement Agreement uses the Appendix C notation for reference.

    1.4 Commission Directive: In her ruling of November 5, 1999, Administrative Law Judge Andrea L. Biren directed parties to file a settlement of all or some of the issues in this docket by January 28, 2000. In the absence of a complete settlement, Parties were directed to file prepared testimony on all non-settled issues by March 7, 2000.

    1.5 Summary of Agreement and Conditions: This Settlement Agreement settles all of the issues raised by the most promising options being investigated in I.99-07-003. No issues require further litigation in this proceeding for PG&E. This Settlement Agreement distinguishes between promising options being put in place, those already in place on the PG&E system, those being negotiated elsewhere, and those addressed in the OFO Settlement filed with the Commission on October 22, 1999.
          The Gas Accord, as approved by the Commission in D.97-08-055, will continue through December 31, 2002, and is only modified as specifically agreed to in this Settlement Agreement, subject to future decisions by the CPUC. PG&E agrees to initiate post-Gas Accord settlement discussions promptly following the Commission's approval of this Settlement Agreement.
          This Settlement Agreement is a negotiated compromise and is broadly supported by parties who are marketers, gas suppliers, shippers, wholesale and retail end-use customers, storage operators and regulatory representatives, as well as the Coalition of California Utility Employees. Nothing contained herein shall be deemed to constitute an admission or an acceptance by any party of any fact, principle, or position contained herein, except to the extent that Parties, by signing this Settlement Agreement, acknowledge that they pledge support for Commission approval and subsequent implementation of all these provisions.

    =======================================================================
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    Rule 601 et seq. of the FERC Rules or Practice, Rule 408 of the Federal
             -- ---
       Rule of Evidence and Section 1152 of the California Evidence Code
    =======================================================================

Page 1
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

CPUC Promising Gas Options I.99-07-003
Comprehensive Gas OII Settlement Agreement
------------------------------------------

          This Settlement Agreement is to be treated as a complete package and not as a collection of separate agreements on discrete issues or proceedings. To accommodate the interests of different parties on diverse issues, the Parties acknowledge that changes, concessions, or compromises by a party or parties in one section of this Settlement Agreement necessitated changes, concessions, or compromises by other parties in other sections.

          All Parties' obligations under this Settlement Agreement are conditioned upon the CPUC issuing a decision approving this Settlement Agreement without modification. If the CPUC modifies the Settlement Agreement, each party reserves the right to withdraw its support for the Settlement Agreement.

    1.6 Cost Recovery: PG&E will recover $700,000 in costs from customers/ratepayers to implement and maintain the following provisions of this Settlement Agreement. If costs exceed this amount, they will be borne by PG&E.

               Section 2.1 Cost and Rate Separation for Balancing Services [Self-Balancing]
               Section 2.2.2  Anonymous Monthly Imbalance Trading
               Section 2.2.3  Trading OFO Day Imbalance Rights
               Section 2.8    Secondary Market Electronic Trading System

          Upon approval of this Settlement Agreement, PG&E will debit the specified amount of $700,000 to the Balancing Charge Account (BCA). This debited amount will not be subject to a reasonableness review by the Commission. Also as provided in Sections 2.2.2.3.6, 2.2.3.5 and
          2.8.4 below, PG&E will credit the BCA with a portion of the transaction fees received from certain trading activities.

    1.7 Implementation and Term: Within 60 days of a Commission decision approving this Settlement Agreement without modification, PG&E shall file an advice letter in compliance with that decision. In order to facilitate the implementation of the Settlement Agreement and to enable parties to promptly respond to the compliance advice letter, PG&E agrees to serve the parties in I.99-07-003 with pro forma tariff sheets reflecting the provisions of the Settlement Agreement within 60 days of the filing of this Settlement Agreement. Unless stated otherwise, those provisions of this Settlement Agreement which do not require tariff changes shall become effective upon approval by the Commission. Those provisions requiring tariff changes shall become effective at such time as indicated in a Commission decision, resolution, or letter of approval. This Settlement Agreement shall continue in effect through December 31, 2002, or until such other dates as specified in this Settlement Agreement.

    1.8 Implementation Date For Changes Put In Place By This Settlement Agreement Which Affect Core Transportation Agents (CTAs):

        1.8.1 PG&E is not be able to provide PG&E-consolidated gas billing for gas-only customers until its billing system replacement project is completed ("Billing Availability Date"). PG&E commits to providing PG&E-consolidated billing for such customers upon completion of its billing system replacement project. Absent unforeseen circumstances, PG&E intends to provide this functionality by no later than the end of 2002 based on PG&E's current project plan. In the event of any unexpected delays, PG&E will notify the Parties of the possible delays as soon as

    =======================================================================
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             -- ---
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

CPUC Promising Gas Options I.99-07-003
Comprehensive Gas OII Settlement Agreement
------------------------------------------

               is reasonably practical. Parties agree that under AB 1421 and other relevant law, nothing in this Settlement Agreement will require PG&E to offer PG&E-consolidated gas billing for gas-only customers prior to the Billing Availability Date.

        1.8.2 The following sections of this Settlement Agreement will be implemented independent of the Billing Availability Date:

                  2.1 Cost and Rate Separation for Balancing Services [Self-Balancing Option]
                  2.2.2    Anonymous Monthly Imbalance Trading
                  2.2.3    Trading OFO Day Imbalance Rights
                  2.5 Unbundle Utility Storage Costs for Core Customers [Served by CTAs]
                  2.7      Provide Details of Completed Transactions
                  2.8      Establish a Secondary Market Electronic Trading
                           System
                  2.9      Provide Real-Time Customer-Specific Usage Data
                  2.10     Provide Competitive Metering Technologies
                  2.11.4   Terminate Information Bill Requirement
                  2.11.5   Provide Billing Credits For CTA Consolidated Billing

        1.8.4 This Settlement Agreement is contingent on a final decision by the CPUC that contains an express finding that under AB 1421 and any other relevant law, nothing in this Settlement Agreement requires PG&E to offer consolidated gas billing for gas-only customers prior to the Billing Availability Date.

        1.8.5 If, after approval of this Settlement Agreement, the CPUC or a court issues a decision finding that certain changes resulting from this Settlement Agreement require PG&E to offer consolidated gas billing for gas-only customers prior to the Billing Availability Date, then such changes shall not be made available until the Billing Availability Date, notwithstanding Section
               1.8.2 of this Settlement Agreement.

    =======================================================================
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    Rule 601 et seq. of the FERC Rules or Practice, Rule 408 of the Federal
             -- ---
       Rule of Evidence and Section 1152 of the California Evidence Code
    =======================================================================

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

CPUC Promising Gas Options I.99-07-003
Comprehensive Gas OII Settlement Agreement
------------------------------------------

2.   PROMISING OPTIONS WHICH ARE PUT IN PLACE BY THIS SETTLEMENT AGREEMENT

     2.1   Cost and Rate Separation for Balancing Services [Self-Balancing
           Options]

          2.1.1 Summary of D.99-07-015: The creation of separate, avoidable rates for balancing services might facilitate the entry of competitors who would provide balancing services along with procurement, storage, as well as intrastate and interstate transmission. Cost and rate separation for balancing services might also facilitate the provision of a variety of balancing services on the part of the utility as well as competitors. Examples of such services would include daily balancing with varying tolerance bands and penalties as well as more generous monthly balancing tariffs, with costlier charges. The provision of a daily balancing option may be necessary in order to implement other reforms such as electronic trading of imbalances as well as cost and rate separation for balancing services. The costs and benefits of the daily balancing option should be considered in the next phase of this inquiry. (pp. 38-40, Findings of Fact (FoF) 22, Conclusions of Law (CoL) 8, Appendix C)

          2.1.2  Gas Accord Balancing Provisions:

               2.1.2.1 Currently, PG&E's pipeline (California Gas Transmission or CGT) provides a limited amount of balancing for customers to manage their differences between supplies and usage caused by a variety of factors, including end-user demand uncertainty, unplanned equipment outages, and price arbitrage. PG&E's pipeline must also manage other imbalances including shrinkage, pipeline-to-pipeline imbalances, California gas production imbalances and imbalances due to forecast error for core loads on the day of gas flow.

               2.1.2.2 The resources used by the pipeline for balancing include the gas in the pipelines (called pipeline inventory or linepack) and the firm storage assets assigned to balancing under the Gas Accord. If the pipeline inventory is forecast to exceed operating limits, Operational Flow Orders (OFOs) are issued, which impose daily balancing limits and penalties for that day. If conditions warrant, Emergency Flow Orders
                         (EFOs), involuntary diversions or trimming receipt point deliveries can also be implemented to protect the integrity of the pipeline.

               2.1.2.3 Balancing entities are limited to a monthly imbalance of +/-5 percent. After the end of the month, they can trade imbalances outside this range. Following trading, amounts outside +/-5 percent are cashed-out. There are no specific daily balancing limits, except on OFO or EFO days, although customers have daily nomination limits.

    ========================================================================
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    Rule 601 et seq. of the FERC Rules of Practice.  Rule 408 of the Federal
             -- ---
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    ========================================================================

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CPUC Promising Gas Options I.99-07-003
Comprehensive Gas OII Settlement Agreement
------------------------------------------

        2.1.3 Self-Balancing Option Provisions: As part of this Settlement Agreement, PG&E will develop and implement an unbundled daily balancing option, which is called the Self-Balancing option. This option allows customers to receive a credit for a portion of the balancing costs currently bundled in the backbone rate, and is designed to reduce the need for PG&E to make systems changes for accounting, operations and tracking of daily imbalances for a significant number of customers. The following provisions will apply to Self-Balancing.

           2.1.3.1   Bundled Balancing: Bundled monthly balancing provided by
                     -----------------
                     PG&E remains the default balancing service for any customer who does not elect the Self-Balancing option. The intent of the Parties is that the offering by PG&E and the election by customers of the Self-Balancing option will not adversely affect the availability, reliability or cost of bundled balancing, nor will it cause an increase in the frequency of OFOs or EFOs. As provided in Section 2.1.3.8 below, the OFO Forum will monitor these effects, and meet to discuss and resolve concerns if such adverse effects occur.

           2.1.3.2   Availability and Election of Self-Balancing Option:  The
                     --------------------------------------------------
                     Self-Balancing option is available to noncore customers, wholesale customers, and core procurement groups (CPGs). For CPGs, a daily forecast of demand will continue to be used to measure daily imbalances, similar to how OFOs are done. PG&E's Core Procurement Department agrees that for the term of this Settlement Agreement it will not elect the Self-Balancing option. Noncore Balancing Aggregation Agreements (NBAAs) may contain either Self-Balancing customers or monthly balancing customers, but not combine Self-Balancing and monthly balancing customers (since the balancing rules which apply to each are quite different).

           2.1.3.3   Transmission Rates: All of the costs agreed to be included
                     ------------------
                     in rates for system balancing in the Gas Accord will continue to be included in backbone transmission rates.

           2.1.3.4   Allocation of Balancing Storage Assets: For purposes of
                     --------------------------------------
                     this Settlement Agreement, through March 31, 2003, eighty percent (80%) of the balancing storage assets are unbundled and made available to the self-balancing option. However, all these storage assets remain with the pipeline unless a customer elects the Self-Balancing option. For these customers, their share of the balancing storage assets will be assigned to and remarketed through PG&E's at-risk unbundled storage program. If a customer elects to return to monthly balancing from Self-Balancing during the annual election period, then the same amount of storage is reassigned back to pipeline balancing. The amount is calculated as a pro rata share of the unbundled balancing storage assets based on the customer's annual average usage as a percentage of PG&E's average annual system usage.

           2.1.3.5   Limitations on Self-Balancing Option:  The elections for
                     ------------------------------------
                     Self-Balancing are limited to 50 percent of the total storage balancing assets of 2.2 Bcf of inventory, 50 MMcf per day of injection and 70 MMcf per day of

    ========================================================================
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    Rule 601 et seq. of the FERC Rules of Practice.  Rule 408 of the Federal
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                     withdrawal. Once this limit is neared or reached, the OFO
                     Forum will meet to consider lifting this cap and whether other adjustments are needed to PG&E's operating parameters to ensure both the integrity of pipeline operations and the benefits to the market of the Self-Balancing option.

           2.1.3.6   Credit for Self-Balancing: Those customers and CPGs
                     -------------------------
                     electing Self-Balancing will receive a credit equal to $0.0050 per decatherm times their actual monthly metered usage.

           2.1.3.7   Analysis of Storage Balancing Assets: The Parties agree
                     ------------------------------------
                     that a first priority for the OFO Forum is to evaluate the level of storage assets made available for pipeline balancing. By February 1, 2001, the OFO Forum will recommend to the Commission whether the amount of storage capacity allocated to balancing service should be revised. If the recommendation is for an increase, the OFO Forum will also recommend the source of this additional firm storage capacity. Possible sources include PG&E's at-risk unbundled storage program, capacity rejected by CTAs pursuant to the provisions of Section 2.5, non-PG&E on-system storage, or some combination thereof. Additionally, the OFO Forum will recommend rate treatment for the costs associated with a recommended change in allocated balancing storage capacity. Parties agree that there will be no decrease in assets dedicated to system balancing (except as provided herein for self-balancing elections), nor rate decreases, during the term of this Settlement Agreement Provision.

           2.1.3.8   Monitoring the Effect of Self-Balancing on OFOs: The
                     -----------------------------------------------
                     Parties, through the OFO Forum, will monitor the response to the Self-Balancing option and the impact on OFOs. After reviewing the data, the OFO Forum may recommend revising the Self-Balancing option and/or pipeline operating parameters.

        2.1.4 Self-Balancing Option Terms and Conditions: Customers electing the Self-Balancing option will be subject to the following terms and conditions.

           2.1.4.1 Election of the Self-Balancing option is made annually in February and is effective for a minimum term of one year from April 1 through March 31. After the initial year, a customer who previously elected to Self-Balance, may elect back to monthly balancing during the election period. A multi-year election to Self-Balance may also be made, but not extending beyond March 31, 2003. Circumstances may also arise which would require a customer to change its self-balancing election during the year.

           2.1.4.2 Customers will be responsible for tracking their own daily imbalance position. PG&E will not be required to provide warnings or other notice, even if a customer is falling outside the prescribed Self-Balancing requirements.

           2.1.4.3 Noncore customers must have meters which record daily usage, even if these meters are only read once per month. The cost of adding daily usage recording devices and/or data access is the responsibility of the customer.

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                     Small meters (meter capacity less than 100 dth per day) at a customer facility with large hourly recording meters are exempted from the hourly recording requirement and will be included in daily calculations using a forecast of daily usage based on averages derived from monthly data.

           2.1.4.4 Daily usage for CPGs electing the Self-Balancing option will be based on a forecast of their customers' gas usage. For CPGs whose demand is smaller than three percent (3%) of the core market (based on annual demand), daily usage will be determined using the first 24-hour forecast available each day. For CPGs whose demand is greater than or equal to three percent (3%) of the core market, daily usage will be determined using an end of the gas day forecast. For any CPG electing Self-Balancing, the applicable daily usage forecast will also be used to calculate its monthly cumulative imbalance available for trading or carry forward as described below in Section 2.1.4.9. If the annual demand of CPGs electing Self-Balancing exceeds ten percent (10%) of the total core market annual demand, then the largest CPG(s) electing to self-balance will have their daily usage determined based on the end of the gas day forecast, such that the sum of the demands for the remaining self-balancing CPGs continuing to use the 24-hour forecast does not exceed the ten percent (10%) limit. The OFO Forum may review and make recommendations to address impacts on OFOs and/or EFOs that may arise due to CPGs electing Self-Balancing.

           2.1.4.5 Customers electing the Self-Balancing option will be subject to two imbalance limits each day.

               2.1.4.5.1 The daily imbalance cannot exceed plus or minus ten percent (+/-10%) of that day's metered or forecast usage, except on OFO or EFO days; and

               2.1.4.5.2 The accumulated daily imbalance cannot exceed plus or minus one percent (+/-1%) of that month's usage. Each month's usage for this purpose will be set prior to the month based on historical usage and forecast patterns.

           2.1.4.6 Each balancing entity subject to the Self-Balancing limits specified above is still subject to system-wide and customer-specific OFOs. On those days, the OFO or EFO tolerance band requirements and associated noncompliance charges will be imposed, and the +/-10 percent Self-Balancing requirement will not apply for that OFO or EFO day. However, the accumulated daily imbalance requirement will still apply.

           2.1.4.7 PG&E will calculate the daily imbalances after the calendar month for each noncore customer or balancing entity electing this option after processing the applicable meter data. Daily imbalances for CPGs will be based on their daily usage as described in Section 2.1.4.4 above.

           2.1.4.8 Noncompliance charges will be calculated for customers electing the Self-Balancing option as the sum of the following, except as provided in Section 2.1.4.8.4, and will be recorded in the Balancing Charge Account (BCA).

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              2.1.4.8.1   For each non-OFO or non-EFO day, a noncompliance
                          charge equal to $1.00 per decatherm per day for each day when the daily imbalance exceeds +/-10 percent of the daily metered or determined usage.

               2.1.4.8.2 For each OFO or EFO day, a noncompliance charge is calculated using the applicable OFO or EFO tolerance level and noncompliance charge.

               2.1.4.8.3 For each day including OFO and EFO days, a noncompliance charge equal to $1.00 per decatherm per day for each day when the accumulated daily imbalance exceeds +/-1 percent of the preset monthly usage.

               2.1.4.8.4 For each OFO day or EFO day on which a noncore customer or balancing entity electing the Self-Balancing option is exceeding its accumulated imbalance limit in a direction opposite to that of the OFO or EFO situation, there will be no noncompliance charge under Section 2.1.4.8.3 above. For example, under a high inventory OFO, a balancing entity with a negative accumulated imbalance exceeding -1% of its preset monthly usage would not receive a noncompliance charge for this situation. However, if the accumulated imbalance is not corrected to within the +/-1 percent limit on the next non-OFO or non-EFO day, noncompliance charges will apply.

           2.1.4.9 Monthly cumulative imbalance trading is allowed. Any gas imbalances remaining after the trading period that are in excess of plus or minus one percent (+/-1%) of the monthly usage will be cashed out at the highest cash-out price indicated in Schedule G-BAL for imbalances in excess of 10%. Any carry forward amount will set the beginning accumulation level for the next month. No daily trading during the month of imbalance position or rights is allowed. However, trading of OFO day imbalance rights (chips) will be allowed as provided in Section 2.2.3 below.

           2.1.4.10 Following each annual election period, PG&E will report within 30 days on its Pipe Ranger Web site the percentage (based on annual demands) of the core and noncore markets electing to Self-Balance. Specific customers or entities electing the Self-Balancing option will not be identified.

    2.2   Electronic Trading of Imbalances [Including Rights]

        2.2.1 Summary of D.99-07-015: The Commission provisionally finds that shippers should be allowed to trade or sell imbalance rights since they pay for a balancing tolerance as a component of their intrastate transmission rates and are entitled to have the plus or minus tolerance on a daily or monthly basis. The trading of imbalance rights would give shippers the ability to adapt to daily balancing rules, where they apply, during a given day's nomination cycles. The Commission finds the concept of imbalance trading to hold sufficient promise to merit further inquiry. The Commission also encourages parties to consider whether a mechanism could be developed to produce the hoped-for benefits versus its costs. (pp. 41-44, FoF 24-26, Appendix C)

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        2.2.2  Anonymous Monthly Imbalance Trading

           2.2.2.1 Current PG&E Platform for Monthly Imbalance Trading: PG&E currently provides a platform on its Pipe Ranger Web site for entities to confirm trades of same month cumulative and operating imbalances. This Internet-based platform allows balancing entities who have negotiated imbalance trades with another balancing entity to inform PG&E of the imbalance trade using the Internet. Basically, one balancing entity electronically enters the results of the negotiated trade, and the other balancing entity confirms the trade. This platform validates whether the confirmed trade is in compliance with the current imbalance trading rules set forth in PG&E's tariff Schedule G-BAL. If not, the trade is rejected. this platform currently does not provide for posting offers to buy or sell monthly imbalances, or for facilitating trading such imbalances. Entities contact each other directly to work out the trade details, including price.

           2.2.2.2 Provider of Electronic Imbalance Trading System: PG&E will contract with a Third Party Service Provider (TPSP) to provide anonymous electronic trading of cumulative and operating imbalances, i.e., the trading of actual imbalance gas, not rights. PG&E intends to enter into a sole-source contract with an affiliate of Altra Energy Technologies, Inc. (ALTRA(R)) to provide the monthly imbalance trading platform using their Altrade(R)product. The sole source provision of this contract will be in effect through December 31, 2002. Once PG&E finalizes its contract with ALTRA, a copy of the contract will be provided to the Parties, subject to a confidentiality agreement. At the end of this sole-source period, any other TPSP may provide service in competition with ALTRA. At that time, PG&E will provide a customer service and data interface with all interested TPSPs offering electronic imbalance trading.

           2.2.2.3 Principles for Imbalance Trading System: The following principles are agreed to in order to mitigate concerns about the market relying on a sole-source provider during this market development period.

               2.2.2.3.1 PG&E will continue to provide its platform for entities to post and confirm monthly imbalance trades without charging transaction fees.

               2.2.2.3.2  Use of the anonymous trading platform is voluntary.

               2.2.2.3.3 ALTRA is a logical sole-source provider. ALTRA has contracts with about 80% of the entities for gas commodity trading, and is well recognized as an industry leader in building and servicing electronic trading platforms.

               2.2.2.3.4 Entities with currently-effective ALTRA contracts will not have to pay added monthly subscription fees. A smaller fixed subscription fee will be made available for those entities who only want to use ALTRA for imbalance trading, and not commodity trading. The monthly subscription fee will be credited against transaction fees up to that amount. Subscription fees are needed in addition to transaction fees because experience is that entities will use the price discovery

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                     information available on the trading screens to do their
                     own deals outside the trading platform. These deals can then be reported through PG&E's existing platform, thus avoiding transaction fees.

          2.2.2.3.5 Each trade will be subject to buyer and to seller transaction fees for each decatherm traded. The transaction fee provides an incentive for ALTRA to encourage trading volume which in turn improves liquidity and price discovery. These fees will be charged in a non-discriminatory manner, but could include tiered pricing. The transaction fees will be capped during the sole-source period.

          2.2.2.3.6 PG&E will retain a share of ALTRA's transaction fee which offsets PG&E's transaction and credit costs, as well as reflects the value PG&E brings to this service. The fee sharing will also provide an incentive to PG&E to encourage use of this trading service. The fee shall be established by ALTRA with any revenues shared between ALTRA and PG&E equally. One-half of the PG&E portion of these transaction fees will be recorded as a credit to the BCA to help offset the costs incurred to implement this trading system. PG&E will include the specific fee provisions in its tariffs pursuant to Section 1.7 above.

          2.2.2.3.7 ALTRA will operate the trading system and retain ownership of all software. ALTRA will be responsible for all maintenance and operation costs associated with operating the Altrade trading platform.

          2.2.2.3.8 PG&E shall not influence, in any way, ALTRA's selection of trading partners, business associations or contracts with any third party operating on the PG&E system, other than in matters of routine credit and nomination capacities envisioned by this Settlement Agreement.

      2.2.2.4 System Features for Electronic Imbalance Trading System: The following provisions will be part of the monthly imbalance trading system limitations and features.

          2.2.2.4.1 The electronic trading platform will allow a balancing agent to post either a bid to purchase imbalance gas or to post an asking price to sell imbalance gas. Other parties will be able to monitor these postings and accept the posted offer or make a counter-offer. When two parties agree on price, ALTRA will manage the transaction by adding imbalance gas to the Purchaser's account and subtracting imbalance gas from the Seller's account. The Purchaser is then billed for the agreed upon price, and payment is made to the Seller for the same amount.

          2.2.2.4.2 Anonymous trading on ALTRA platform will not be required to abide by all the imbalance trading limitations in Schedule G-BAL during the trading period. However, the final summation of the imbalance trades completed on ALTRA's trading platform and those posted on PG&E's platform will be subject to the Schedule G-BAL limitations and cash-out provisions. The limitations include: no trading across months;

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    Rule 601 et seq of the FERC Rules of Practice.  Rule 408 of the Federal
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                     trading cumulative imbalances towards zero; trading results in a cumulative imbalance that is within the range of plus or minus three percent of usage past zero; and trading into or out of on-system storage accounts which have documented inventory gas or space available.

          2.2.2.4.3 PG&E and ALTRA will establish an electronic link to transfer data on current account balances and to update these accounts once the imbalance trading period ends. ALTRA will send its trading results to PG&E. PG&E will add additional trades that are confirmed through PG&E's current platform and add trades between storage accounts. The final ending imbalance position for each balancing entity will be used to determine any cashout or carry forward amounts based on the rules in Schedule G-BAL.

          2.2.2.4.4 Entities will be subject to trading limitations based on individual credit limits and system operating limitations. PG&E will revise its credit-worthiness requirements in its tariffs to reflect these transactions. PG&E will be responsible for providing ALTRA with these trading limits. ALTRA will not allow an entity to complete a trade if their limit would be exceeded by completing the trade.

          2.2.2.4.5 PG&E will accept the credit risk for entities which are PG&E customers approved for this program, including designated marketers, NBaas, and CTas. If a Purchaser accepts a trade and fails to pay its trading position (either buying or selling imbalance gas) when billed by ALTRA, PG&E will guarantee payment to the Seller in the transaction. PG&E will then take collection action against the Purchaser, including late fees and, if appropriate, cashouts in accordance with the G-BAL requirements.

          2.2.2.4.6 To encourage additional liquidity, ALTRA may allow market makers that have no imbalances on the PG&E system to participate in imbalance trading. ALTRA will be responsible for credit approval and collection for these market makers, pursuant to its agreement with PG&E. Market makers will be required to have zero imbalances at the end of the trading period. ALTRA may institute additional rules to enforce this requirement and other conditions needed to conduct business.

          2.2.2.4.7 On-system, non-PG&E storage facilities may participate under the same terms and conditions applicable to imbalance trading with PG&E's storage and/or market center.

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    2.2.3   Trading OFO Day Imbalance Rights

        2.2.3.1 Objectives: PG&E and ALTRA will implement a mechanism to allow trading of imbalance rights for each OFO day using the same electronic platform as for monthly imbalance trading. The objective is to provide balancing entities the opportunity after the fact to reduce or eliminate OFO noncompliance charges, and to create value for those entities who are within the specified OFO day tolerance band. Trading these rights does not change the physical imbalance position of the entity or the pipeline. Trading these OFO day rights also avoids the problem of significant retroactive accounting adjustments which would be needed if physical imbalances for the OFO day were traded.

        2.2.3.2 Market Benefits: A daily balancing tolerance level is specified for each day an OFO is called. This tolerance level generally ranges from +/-2% to +/-16%. If a balancing entity has an imbalance outside this tolerance level for that OFO day, it is subject to noncompliance charges. If a balancing entity has an imbalance that is within this tolerance level for that OFO day, that entity receives no benefit for helping the situation. With imbalance rights trading, there is an opportunity for the balancing entity that is below the tolerance level to gain value from this position, while helping the balancing entity outside the tolerance band to reduce their noncompliance charges.

        2.2.3.3 Establishing and Trading Imbalance Rights: The approach is to establish imbalance rights, or chips, for each balancing entity for each OFO day, and then to allow the trading of these rights. The following describes this mechanism.

            2.2.3.3.1 The imbalance rights or chips are calculated as the difference between the entities' imbalance and the tolerance level on that OFO day. Chips are positive (black) for those entities whose imbalances are within the tolerance level, and negative (red) for those entities that are outside the tolerance level and subject to noncompliance charges. One chip is given for each decatherm of difference.

            2.2.3.3.2 Each chip is dated corresponding to a specific OFO day. Chips can only be traded with those of the same date. In other words, imbalances and noncompliance charges cannot be traded between OFO days. Unlike cumulative imbalance trading, gas in storage accounts will not be eligible to create positive chips or to offset a negative chip position during the imbalance rights trading period. Trading between different OFO days and using storage after the gas day occurs would change the incentive of balancing agents to comply with the OFO on that particular day. Trading of chips does not change these incentives to comply with the OFO order.

            2.2.3.3.3 Chips are cleared after the month is over. For example, if there were five different OFO days during the previous month, each balancing entity would have five separate trading accounts and associated chips.

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            2.2.3.3.4  For each individual OFO day, entities with positive
                       (black) chips will be able to sell them at a mutually agreed upon price to those entities needing to offset their negative (red) chips. The market would establish the price for positive chips. It is likely that the price to buy positive chips would be much lower than the noncompliance charge if a large number of entities are below the tolerance band and are competing to sell their positive chips. When only a few entities have positive chips for sale, the price would likely be close to the noncompliance charge, but should never exceed the noncompliance charge.

            2.2.3.3.5 Those entities with net negative (red) chips remaining after the trading period would be billed for the commensurate noncompliance charges for the related OFO. It is possible, although not likely, that an entity who was physically in balance during the OFO could end up in a negative chip position and pay noncompliance charges.

        2.2.3.4 Electronic Trading and Confirmation System: Electronic trading and electronic confirmation of offline trades of OFO day imbalance rights (chip) will be included as part of the sole-source contract with ALTRA, and subject to the terms of that contract. Under this contract, ALTRA and PG&E will establish the necessary interfaces, and ALTRA will provide the necessary screens and trading platform. PG&E will modify its GTS and accounting systems to verify compliance with the trading rules, to record the trades, and to adjust the payments of noncompliance charges accordingly.

        2.2.3.5 Electronic Trading Fees: A monthly subscription fee will be required if the customer does not already subscribe to ALTRA. A smaller fixed subscription fee will be made available for those entities who only want to use ALTRA for imbalance rights trading, and not commodity trading. ALTRA will charge a transaction fee to both the buyer and seller performing electronic trading or electronic confirmation of offline trades. This fee will be capped, and any discounts made available on a nondiscriminatory basis. PG&E will receive fifty percent (50%) of these fees, which will be recorded as a credit to the BCA to help offset the costs for implementing this trading system. PG&E will include the specific fee provisions in its tariffs pursuant to Section 1.7 above.

   2.3 Re-examine Utility Role in Core Procurement Once a Specified Competitor Market Share Has Been Achieved

     2.3.1 Summary of D.99-07-015: The Commission recommends the re-examination of local distribution company core procurement and the default provider function if the market share exceeds 30% of the number of customers, but even at that point the Commission has seen no compelling reason to eliminate local distribution company procurement as an option for customers. (pp. 50-59, Appendix C)

     2.3.2 Resolution: Parties agree that there is no need to litigate nor for the Commission to further examine the utility role in core procurement in this proceeding.

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   2.4  Eliminate Core Aggregation Transportation Thresholds After Adoption of
        Consumer Protection Measures

      2.4.1 Summary of D.99-07-015: The Commission believes the lifting of the core aggregation threshold and core participation cap will expand the competitive options available to residential and small commercial customers. In Ordering Paragraph 11, the Commission recommends to the California Legislature that the consumer protection measures proposed by the Commission's Energy Division be immediately adopted by statute. The Commission also recommends that the Legislature provide an exception to Senate Bill 1602 to allow the Commission to remove the current restrictions that limit participation in the utilities' Core Aggregation Transportation programs. The exception would allow the limits to be removed before January 1, 2000, but after the Commission has implemented the appropriate consumer protection measures. (pp. 59-61, FoF 30, Ordering Paragraph (OP) #11, Appendix C)

      2.4.2 Market Threshold: Under the Gas Accord, PG&E eliminated the market limit threshold of 10 percent, and no further action is needed.

      2.4.3 CTA Participation Threshold: Under the Gas Accord, PG&E reduced the minimum size for core aggregation (CTA) participation from 250,000 to 120,000 therms per year. Parties agree that no change to this threshold is necessary in this proceeding or during the term of this Settlement Agreement.

   2.5  Unbundle Utility Storage Costs for Core Customers [Served by CTAs]

      2.5.1 Summary of D.99-07-015: The Commission recommends exploration of the unbundling of storage costs for core customers. (p.49)

      2.5.2 Current CTA Storage Requirements: Under the Gas Accord, each Core Transportation Agent (CTA) is assigned a pro rata share of the total core allocated storage. This assignment is based on the total historical winter usage of their customers. PG&E's tariff Schedule G-CT requires that CTAs must fill and maintain their allocated storage inventory within specified limits to aid in customer cold weather system reliability.

      2.5.3 Unbundling Storage Costs for CTAs: Parties agree to unbundle core storage costs for CTAs during the remainder of the Gas Accord period pursuant to the provisions below. Any further unbundling of storage costs for all core customers will be considered only in the context of the post-Gas Accord structure.

      2.5.4 Basic Provisions: The following describes the structure and timing of the CTA storage choice. Final details will be included in the tariff changes needed to implement this program.

         2.5.4.1   Core Storage Rate Treatment: As of the effective date of the
                   ---------------------------
                   tariffs implementing this provision of the Settlement Agreement, core storage costs will be recovered from PG&E's Core Procurement Department customers through monthly core procurement rates and from CTAs through monthly fees to the extent they accept an allocation of core storage on

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                   behalf of their core transport customers, subject to
                   balancing account treatment up to the limits described below. Cost shifts among core customers are to be minimized and no costs are shifted to noncore customers.

         2.5.4.2   CTA Storage Allocations: An allocation of storage inventory,
                   -----------------------
                   injection and withdrawal capacity to CTAs will continue to be calculated in the same manner as is currently provided for in Schedule G-CT. This allocation is based upon the historical total winter throughput of CTA customers and the BCAP-adopted winter throughput of all core customers. A core storage allocation will continue to be calculated each February, based upon the CTA group contracted volumes for the subsequent winter season using the Direct Access Service Requests (DaSRs) that have been processed to date.

         2.5.4.3   CTA Option to Accept or Reject Storage Allocations: Each year
                   --------------------------------------------------
                   between about February 15 and March 1, CTAs will be given the option to accept or reject their Annual Allocation of core storage, for the storage year of April 1 through March 31, in ten percent (10%) increments. CTAs will be able to make adjustments to their annual election for increases or decreases in loads during the Intra-Year Adjustment period described below.

         2.5.4.4   Initial Partial Year Option: If tariffs to implement this
                   ---------------------------
                   provision are approved such that implementation can begin on or before December 1, 2000, any CTA may reject all or a portion of its current core storage allocation in ten percent (10%) increments for the April 1, 2000 through March 31, 2001 storage season, subject to the Cap specified in Section
                   2.5.4.5 below. A CTA rejecting storage must sell the gas from the portion of its storage account that it rejects to PG&E's Core Procurement Department at a weighted average Core Procurement price (Schedule G-CP) for the months that the Core Procurement Department has injected gas during its current or most recent injection season. A CTA must also certify Alternate Resources pursuant to Section 2.5.4.11 below. The PG&E Core Procurement Department's Benchmark under its Core Procurement Incentive Mechanism (CPIM) will be adjusted by adding the costs associated with the purchase of this CTA storage gas.

         2.5.4.5   Cap on Rejected Storage Allocations: During the term of this
                   -----------------------------------
                   Settlement Agreement, the total amount of core storage allocations that can be rejected by all of the CTAs is capped each storage season as follows for inventory, with proportionate injection and withdrawal rights.

                       Storage Season       Cap On Rejected    Share of Total
                     April 1 - March 31)      CTa Storage       Core Storage
                     -------------------      -----------       ------------
                      2000-2001                1.64 Bcf             5%
                      2001-2002                3.28 Bcf            10%
                      2002-2003                4.92 Bcf            15%

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                     To the extent that rejected Annual CTA Allocations amount
                     to more than this Cap, the amounts that exceed the Cap will be reassigned to CTAs in proportion to the amounts they have rejected.

           2.5.4.6   Accepted and Assigned CTA Storage Allocations: For amounts
                     ---------------------------------------------
                     of capacity that a CTA may accept or have assigned, the CTA will pay PG&E monthly, over the storage year, the revenue requirement associated with accepted and assigned amounts as a proportion of total core storage. CTAs must fill and maintain accepted and assigned storage inventories on an annual cycle as specified in the current tariff under Schedule G-CT.

           2.5.4.7   Core Procurement Core Storage Assignment: Amounts of core
                     ----------------------------------------
                     storage not allocated to CTAs in accordance with Section
                     2.5.4.2 above, plus rejected CTA Core Storage Allocations up to 1.64 Bcf, will be assigned to PG&E's Core Procurement Department.

               2.5.4.7.1 The cost of storage assigned to the Core Procurement Department will be recovered through the procurement portion of core customer bundled rates, subject to balancing account treatment. All storage allocations to the Core Procurement Department are to be treated in the same manner as current Core Procurement Department storage allocations in the CPIM.

               2.5.4.7.2 The Core Procurement Department will fill and maintain inventory for this assignment according to the terms currently specified by the CPIM for amounts now allocated to the Core Procurement Department.

           2.5.4.8   Disposition of Rejected Core Storage Allocations Above 1.64
                     -----------------------------------------------------------
                     Bcf: Core storage inventory allocations rejected by CTAs
                     ---
                     above 1.64 Bcf will be allocated to PG&E's at-risk unbundled storage program.

           2.5.4.9   Intra-Year Rules - Increase In Load:  In August of each
                     -----------------------------------
                     year, based upon the CTA group contracted volumes for the upcoming winter season using the Direct Access Service Requests (DASRs) that have been processed to date, PG&E will recalculate the pro rata CTA storage allocations and compare this new calculation with the Annual Storage Allocation calculated at the beginning of the current storage season. If a CTA's allocated share of storage inventory has increased by more than 100,000 therms, the CTA must choose whether to accept an increased allocation for any portion of the incremental change, in ten percent (10%) increments. This election must be made between August 15 and September 1.
               2.5.4.9.1 For amounts that the CTA accepts of these incremental storage rights, gas in the Core Procurement Department's storage account will be transferred to the CTA storage account at a price that reflects a weighted average Core Procurement (Schedule G-CP) price for the months of April through October times an injection schedule for the Core Procurement Department (Schedule G-CT will be modified in this way for all gas-in-storage transactions). The CTA will also pay

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                          the total cost of this storage capacity for that year
                          in payments over the remainder of the storage year.

               2.5.4.9.2 For amounts that the CTA rejects of this offered storage, Alternate Resources, in like amount, will be required as described in Section 2.5.4.11 below. Rejection of offered storage is subject to the Cap for the current storage season. To the extent rejected capacity exceeds the Cap during the intra-season election, the right to reject storage will be pro rated among those rejecting storage capacity at this time.

           2.5.4.10  Intra-Year Rules - Decrease In Load: If the mid-year
                     -----------------------------------
                     evaluation, described in Section 2.5.4.9 above, results in a decrease of more than 100,000 therms in the amount of storage inventory that would be allocated to a CTA, and the CTA has accepted a storage allocation, the CTA must transfer to the Core Procurement Department a share of its reduced allocation in a proportion equal to the percentage of its Annual Allocation that it accepted for the year. For instance, consider a CTA whose Annual Allocation was 400,000 therms, and it accepted 300,000 therms, or three-quarters of its allocation. If this CTA's mid-year Allocation was 250,000 therms, three-quarters, or 112,500 therms of the 150,000 therm reduced allocation would be transferred to the Core Procurement Department. The gas in storage will also be transferred to Core Procurement Department, which will pay the CTA for the storage and gas on the same terms described in Section 2.5.4.9 above, to the extent that the total rejected capacity has been reduced.

           2.5.4.11  CTA Certification of Alternate Resources: A CTA rejecting
                     ----------------------------------------
                     all or part of a PG&E core storage allocation, must certify to PG&E no less than ten business days before each winter month that it has sufficient Alternate Resources in amounts equal to the amounts of withdrawal capacity associated with rejected storage. The certification is that the CTA has contracts for the following resources or combination of these resources which provide peak-day gas supplies equivalent to that which would have been available from the PG&E-allocated storage that the CTA has rejected. The resources used as alternates in this certification cannot duplicate any resources offered as replacements for winter intrastate transmission capacity that the CTA may be required to hold.
               2.5.4.11.1 Contracted firm storage services from PG&E or from an on-system CPUC-certificated independent storage provider;
               2.5.4.11.2 Contracted firm PG&E backbone capacity matched with an equivalent quantity of contracted upstream gas supply, and any necessary firm upstream pipeline capacity (upstream gas supply can include a gas producer contract, or a contract with an off-system CPUC-certificated gas utility or independent storage provider); and/or
               2.5.4.11.3 Third-party peaking supply arrangements, where that supply is backed up by contracts under Section
                          2.5.4.11.1 or 2.5.4.11.2 above.

           2.5.4.12  Release and Indemnification of PG&E: Any CTA that elects to
                     -----------------------------------
                     reject all or a portion of its core storage allocation shall enter into an agreement with

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                     PG&E releasing PG&E from any and all liability associated
                     with that CTA's rejection of its core storage allocation. In this agreement, the CTA shall be required to indemnify PG&E for any and all losses, including direct and consequential damages, that arise (i) from any representation in that CTA's certification which turns out to be inaccurate or (ii) from any failure of its Alternate Resources to perform as compared to the resources which would have been available from the PG&E-allocated core storage had this storage not been rejected by the CTA.

        2.5.5 Term: This unbundling of core storage for CTAs will be effective upon the effective date of the tariffs implementing this Settlement Agreement provision. If this date is after December 1, 2000, then no intra-year elections may be made for the April 2000-March 2001 storage season as provided in Section 2.5.4.4. This program will continue for the April 2001-March 2002 and for the April 2002-March 2003 storage seasons. The provisions of this program will be reconsidered as part of the post-Gas Accord negotiations.

    2.6 Separate Costs and Rates for Core Utility [Procurement] Services. Treat Utility Core Procurement Departments as Any Other Utility Customer

        2.6.1 Summary of D.99-07-015: The Commission recommends, to the extent reasonable as determined in the cost-benefit phase, separating the costs and rates for core utility services including core procurement, transmission, storage, distribution, and balancing, and treating the local distribution company core procurement departments as a single customer for operational purposes, which is subject to the same terms and conditions of service as other customers. On PG&E's system, core customers are being treated like any other customer, are clearly liable for OFO penalties, and hub service revenues are not included in the CPIM. The Commission recognizes that it is important to ensure that all costs are assigned to the appropriate function. Additionally the Commission states that when they have determined whether and the extent to which various service components will be competitively provided, the utilities will be able to implement separate rates for those services, and to assure that no charges have been left in any functional category by default. (p. 49 [#8], p. 62, p. 86, Appendix C)

        2.6.2 Current Brokerage Fee: A core brokerage fee of 2.4 cents per decatherm was negotiated in the Gas Accord as a proxy for certain costs directly related to PG&E's Core Procurement Department functions and overheads. Under the Gas Accord, the brokerage fee is subject to balancing account recovery and can be re-examined if PG&E's market share drops to 80% (Gas Accord, ss.IV.H.1). The parties reserved the right to propose other cost-based core cost allocation and rate design changes in future BCAPs for distribution rates and rate design (Gas Accord, ss.III.C.6.d.).

        2.6.3 Resolution: The Parties agree the brokerage fee, and the method of separating PG&E's Core Procurement Department costs this fee addresses, will remain unchanged for the duration of this Settlement Agreement. PG&E agrees to

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               discuss this issue and to consider reevaluating the method of allocating all procurement-related costs as part of PG&E's post-Gas Accord negotiations.

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    2.7   Provide Details of Completed Transactions

        2.7.1 Summary of D.99-07-015: The Commission believes that disclosure of the transaction-specific details requested by parties is basic and fundamental to an efficient market. In Conclusion of Law 17, the Commission directs the utilities either to provide timely information along the lines of the specific requests outlined in this decision, or to find different ways to convey to shippers information that they need to function effectively in the marketplace without compromising confidentiality concerns. (pp. 73- 78, FoF 17, CoL 17, Appendix C)

        2.7.2 Monthly Negotiated Contract Report: PG&E will continue to file a monthly negotiated contract capacity report with the CPUC. This reports lists the details, but not customer names, of all negotiated capacity transactions for firm transportation, as-available transportation, and storage. Negotiated arrangements with affiliates or other Company departments are identified.

        2.7.3 Resolution: Parties agree that the other provisions of this Settlement Agreement, including Sections 2.2.3, 2.2.4, 2.7 and
               2.8 of this Settlement Agreement, as well as the OFO Settlement Agreement (filed October 22, 1999), should provide sufficient information on transactions to the market and shippers to enhance market liquidity and efficiency. Parties also agree that no further litigation of this issue is needed in I.99-07-003.

    2.8 Establish a Secondary Market [Trading System] via a Utility Electronic Bulletin Board

        2.8.1 Summary of D.99-07-015: Participation in the secondary market transactions through a mandatory Electronic Bulletin Board is consistent with the Commission's goals of enhancing market efficiency, preventing anti-competitive behavior, and providing additional competitive tools to the marketplace. Considering that all secondary market transactions will need to be confirmed through the utility, the Commission believes the utility should be required to provide the electronic bulletin board. However, the Commission wants to understand the costs of providing such a service before determining whether to require its provision. (p. 79, FoF 38, Appendix C)

        2.8.2 Current Secondary Market Trading: Secondary market capacity trading is currently done on a voluntary basis through private transactions. There is no facilitating electronic platform currently available to the northern California market, other than a posting section on PG&E's INSIDEtracc. If parties to a capacity transaction want to change billing and nomination responsibility, the assignment is reported to PG&E so the change can be made and a new authorized nomination number can be provided.

        2.8.3 Electronic Trading System Provisions: PG&E will facilitate a voluntary and anonymous secondary market trading system for firm backbone transmission

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               capacity as part of its sole-source contract with ALTRA, and subject to the terms of that contract. The following provisions will apply:

           2.8.3.1 Firm transmission capacity by path will be included on the electronic trading platform.

           2.8.3.2 ALTRA and PG&E will establish the process for reporting assignments, and ALTRA will provide the screens and trading platform.

           2.8.3.3 ALTRA will notify PG&E of the capacity assignment upon completion of a trade and PG&E will adjust its records accordingly and issue a new authorized nomination number to the assignee.

           2.8.3.4 ALTRA will post on its electronic trading platform a summary of the completed transactions, listing the amount of capacity, the path (for transmission), transaction price and the term of the assignment. Customer names will not be provided.

        2.8.4 Trading Fees: A monthly subscription fee is required if the customer does not already subscribe to ALTRA. A smaller fixed subscription fee will be made available for those entities who only want to use ALTRA for capacity trading, and not commodity trading. ALTRA will charge a transaction fee to both the buyer and seller. This fee will be capped, and any discounts made available on a nondiscriminatory basis. PG&E will receive fifty percent (50%) of the transaction fees to cover its ongoing costs and services, and will record one-half of these monies as a credit to the BCA to help offset the costs for implementing this trading system. PG&E will include the specific fee provisions in its tariffs pursuant to Section 1.7 above.

    2.9   Provide Real-Time, Customer-Specific Usage Data

        2.9.1 Summary of D.99-07-015: The Commission believes that customer access to real-time consumption data is consistent with its goals of increased market efficiency and providing competitive tools. Access to real-time data may help customers to better manage their pipeline flows. The Commission considers the most promising option going forward appears to be for the utilities to make available to any customer, at the customer's expense, the equipment, technology and training necessary for expanded customer access to timely consumption information. The Commission is interested in hearing from parties in the cost/benefit phase of this proceeding what it would cost on a per-customer basis to make such access generally available, as well as the specific impediments to providing real-time available capacity updates. (pp. 72-73, FoF 33 & 36, CoL 15-16, Appendix C)

        2.9.2 Customer Options to Access Meter Data: Currently, about 900 of the 1200 noncore customers have Automatic Meter Reading (AMR) equipment, which PG&E "polls" via conventional phone lines once per day in order to retrieve the customer's hourly usage for each of the prior 24 hours. Since it takes about four to five hours to gather this data from all the AMR-equipped meters, the cumulative 24 hour data is not available to these customers until around 7:00 a.m.

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               the following morning through PG&E's INSIDEtracc and Pipe Ranger.
               In addition, PG&E currently offers all customers options to access their gas usage data through pulses (which can be converted to usage), with the cost billed to the specific customer per the provisions contained in Gas Rule 2.C, Special Facilities.

        2.9.3 Dial-In Access to AMR Data: PG&E may, depending on interest from market participants, offer customers, or their agents, dial-in access to PG&E's AMR meters. PG&E will survey market representatives to determine this level of interest. Any such dial-in access program would be subject to the following provisions. This option would only be available for meters equipped with both Mercury ECAT and AMR equipment. Equipment upgrades would be provided at customer expense to allow this data access option. The number of customer calls per meter would be limited to two per day so that battery life is not severely reduced. Also, no customer calls would be allowed between the hours of midnight and 5:00 a.m., during which time PG&E is calling the meter and downloading data for its use. PG&E would establish a start-up fee and a monthly service fee, as well as fees for other requests, such as changing an access password. These fees will be estimated based on recovering the costs to implement and maintain this program.

        2.9.4 Internet Information on Meter Access Options: PG&E may, depending on interest from market participants, create an Internet accessible web page specifying customer options for accessing their own meter data or pulses. Each option would generally describe the types of meters involved, the type of data provided, the frequency of the data, an estimated cost range for typical installations, any related service fees, and other information which could help customers perform a rough evaluation of these options. PG&E contact phone numbers would be provided for responding to questions and to specific requests. These options should include:

                   .  AMR access for noncore customers,
                   .  Meter pulse data for all customers,
                   .  Dial-in access to the meter,
                   .  Pilot for noncore meter ownership for new facilities (per
                      Section 2.10.4 below), and
                   .  Pilot for meter add-on devices (per Section 2.10.5 below).

        2.9.5 Internet Access to Full AMR Data: PG&E may, depending on interest from market participants, make available on its Pipe Ranger Web site the AMR usage data for each hour of the prior day's usage in addition to the 24-hour total now provided. Data would be available about 7:00 a.m. in the morning for the prior midnight to midnight period. PG&E does not consider this billing quality data since missing data is filled in using estimation processes. This option would only be available to those customers with AMR equipment. Fees may be charged for this service based on recovering the costs to implement and maintain this program.

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        2.9.6  Resolution: Parties agree that all issues in this proceeding with respect to the provision of real-time consumption data are resolved for the term of this Settlement Agreement and need not be litigated.

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    2.10       Provide Competitive Metering Technologies

        2.10.1 Summary of D.99-07-015: For safety implications, the Commission does not currently believe that it is an option to encourage the cost or rate separation of meter reading or servicing, or of what have been referred to as after-meter services. Distribution utilities should continue to provide these services as part of a bundled distribution service. The Commission views the competitive provision of meters to be a promising option, consistent with their goals of ensuring safe and reliable service, as well as their objective of removing unnecessary barriers to entry into various components of the natural gas service market. This inquiry can include consideration of whether or not the local distribution company should become the owner of any meter that it installs. Any meter would have to meet appropriate safety standards and utilize standardized information protocols. (pp. 84-85, Appendix C)

        2.10.2 Resolution: Consistent with obligations under existing law, PG&E will install, read, remove, service, and maintain all gas meters during the term of this agreement. As part of the pilot program described below, a limited number of noncore customers may own their own PG&E-approved meters, or may choose meters to be owned by PG&E, for new meter installations. Further, also as a pilot program, a limited number of customers may own an "add-on device" to the PG&E-owned meter that allows the customer to access (and thus read remotely) meter data at time intervals needed for the customer's own purposes, or allows the customer to provide this meter data to another party. The selection and installation of this add-on device must also comply with established standards and procedures.

        2.10.3 Principles for Ownership of Meters and Add-On Devices: The following principles provide the basis for the pilot ownership programs and to help guide implementation.

           2.10.3.1 All customer-owned meters and add-on devices will have to meet appropriate standards of safety, accuracy and reliability, as determined by PG&E.

           2.10.3.2 Customer ownership of any meter or add-on device will not interfere with PG&E's right to obtain current or additional data from the meter. PG&E also reserves the right to reconfigure the meter to improve PG&E's ability to obtain current or additional data. For example, if PG&E chooses to install automated meter reading (AMR) technology for a new class of customers or a given portion of its service area, PG&E shall be free to install that capability for all customers of that category, whether or not such customers had previously installed a customer-owned meter or meter add-on device incompatible with the AMR technology to be employed by PG&E.

           2.10.3.3 Those customers that choose to own their own meters or add-ons are responsible for the additional incremental costs associated with such equipment.

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           2.10.3.4  Nothing in this Settlement Agreement prevents PG&E from continuing to offer its currently available meter and meter-related products and services, or to propose new meter-related products and services. Furthermore, nothing in this Settlement Agreement requires Parties to support any PG&E proposals to offer any such new meter or meter-related products and services during the term of this Settlement Agreement.

        2.10.4 Pilot Program for Customer Meter Ownership and Meter Choice: The following provisions apply to this pilot program for limited meter ownership and choice of PG&E-owned meters.

           2.10.4.1  Participation Limit: The pilot program is limited to the
                     -------------------
                     installation of 500 customer-owned meters per year. The pilot program applies only to new meter installations at noncore customer facilities, and does not apply to the replacement of an existing PG&E-owned meter. PG&E at its sole discretion may increase the cap on the number of meters which can be owned by customers.

           2.10.4.2  Limit on Meter Choice: The meter ownership pilot program is
                     ---------------------
                     limited to customer ownership of meters approved by PG&E. Nothing in this program requires PG&E to evaluate and/or approve additional meters that are not already approved as of the date of a Commission order approving this Settlement Agreement, nor does anything in this program prevent PG&E from removing currently-approved meters from the approved list.

           2.10.4.3  Cost Responsibility: Customers choosing to own their meter
                     -------------------
                     are responsible for incremental costs associated with their meter that are incurred by PG&E. Incremental costs are those costs beyond the costs that would have been incurred by PG&E having installed and owned the most cost-effective meter for that site. Costs for which customers may be responsible could include, but are not limited to, installation of the meter or additional equipment, maintenance, call-out servicing, and any other incremental transaction-based costs associated with their owning the meter.

           2.10.4.4  PG&E Access to Meter Data: PG&E has the right to obtain or
                     -------------------------
                     directly access any data available from the customer-owned meter. PG&E may also add-on devices to a customer-owned meter which do not interfere with the customer's use of that meter. PG&E would pay the cost of such add-ons.

           2.10.4.5  Advice Filing for Pilot: PG&E will prepare and submit an
                     -----------------------
                     advice filing to implement this pilot meter ownership program, including tariff and fee provisions, consistent with the terms of this Settlement Agreement. This filing will be made as part of the submission discussed in Section
                     1.7 of this Settlement Agreement.

           2.10.4.6  Term of Pilot: This pilot program is effective when the
                     -------------
                     CPUC-approved tariffs implementing this program are effective, and will continue for the term of this Settlement Agreement.

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           2.10.4.7  Assessment of Pilot: One year prior to the completion of
                     -------------------
                     the program, PG&E will begin working with interested parties to prepare a report assessing the pilot meter ownership program. This assessment report, which will include recommendations concerning the future of the program, will be submitted to the CPUC six months prior to the end of the pilot. The report will address, among other things, whether the pilot program should be expanded, and the disposition of all existing customer-owned meters if the meter ownership pilot program is terminated.

        2.10.5 Pilot Program for Customer Ownership of Meter Add-Ons: Subject to the following terms and conditions, PG&E will allow a limited customer ownership of add-on devices to PG&E-owned meters for the purpose of accessing meter data at time intervals needed for the customer's internal purposes, or for providing such data to another party.

           2.10.5.1  Participation Limit:  This pilot program is limited to the
                     -------------------
                     installation of 1000 customer-owned meter add-on devices per year. PG&E at its sole discretion may increase the cap on the number of customer-owned meter add-on devices.

           2.10.5.2  Meter Responsibility: Add-on devices will not adversely
                     --------------------
                     affect the safety, reliability and accuracy of PG&E's gas meters, nor PG&E's ability to obtain any meter data. PG&E remains responsible for installation, removal, service and maintenance of the meters and the add-on devices. Customer ownership of an add-on device will not prevent or interfere with PG&E's ability to replace or reconfigure the meter.

           2.10.5.3  Cost Responsibility: Customers will be responsible for the
                     -------------------
                     costs associated with add-on devices, including, but not limited to, installation, maintenance, removal, and any other transaction-based costs associated with that add-on device.

           2.10.5.4  Advice Filing for Pilot: PG&E will prepare and submit an
                     -----------------------
                     advice filing to implement this pilot meter add-on program, including tariff and fee provisions, consistent with the terms of this Settlement Agreement. This filing will be made as part of the submission discussed in Section 1.7 of this Settlement Agreement.

           2.10.5.5  Term of Pilot: This pilot program is effective when the
                     -------------
                     CPUC-approved tariffs implementing this Settlement Agreement are effective, and will continue for the term of this Settlement Agreement.

           2.10.5.6  Assessment of Pilot Program: One year prior to the
                     ---------------------------
                     completion of the program, PG&E will begin working with interested parties to prepare a report assessing the pilot meter add-on program. This assessment report, which will include recommendations for the future of the program, will be submitted to the CPUC six months prior to the end of this program. The report will address, among other things, whether the pilot program should be expanded, and the disposition of all existing customer-owned add-on devices if the meter add-on pilot program is terminated.

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    2.11  Provide Competitive Billing Options to Customers Similar to Those
          Offered in the Electric Industry
        2.11.1 Summary of D.99-07-015: The Commission states that competing gas and electric providers should be able to choose to provide a consolidated bill for gas and electricity so that the customers of such providers will not face duplicative charges for the billing function. The Commission feels that it may be appropriate for the natural gas utilities to provide billing options similar to those currently offered on the electric side. The Commission states that it should be just as possible for an electricity provider to bill its customers for gas service as it would be for a gas provider to bill for electric service. The Commission includes this as a promising option for further study and wants to examine cost system conversion and potential labor impacts associated with providing competitive billing and other services in the cost/benefit phase. (pp. 85-86, FoF 43, CoL 19, Appendix
               C)

        2.11.2 Current Billing Options: Currently, CTAs who sell gas to residential and small commercial customers have three options open to them. The first option is for the CTA to bill for the gas commodity and have PG&E bill for gas transportation. This is called separate billing. The second option is for the CTA to bill for both their gas service and PG&E's transportation service. This option is called CTA consolidated billing. A third billing option, PG&E consolidated billing, where PG&E bills for both its transportation service and the CTA's commodity gas cost, is currently available only for dual-commodity customers who also participate in electric direct access. PG&E consolidated billing for gas-only customers (including those customers that receive separate gas and electric bills) will not be available until the Billing Availability Date as defined in Section 1.8 above.

        2.11.3 PG&E Consolidated Gas Billing: PG&E will provide a PG&E gas consolidated billing option for gas-only customers by the Billing Availability Date. This approach avoids unnecessary costs for programming and manual processes which would still take one to one-and-a-half years to complete, and then be disposed of once the new billing system is operational. Once implemented, PG&E reserves the right to charge CTAs for PG&E consolidated gas billing services based on a methodology consistent with the methodology then in effect for PG&E consolidated electric billing.

        2.11.4 Termination of Informational Bill Requirement: If a CTA performs CTA consolidated billing, PG&E is currently required to send the customer an informational bill. The Parties agree that the requirement for an informational bill should be removed upon implementation of this Settlement Agreement for those CTAs receiving PG&E billing information via Electronic Data Interchange (EDI) that agree in writing to present the requisite PG&E-provided charges, bill inserts and customer protection information in each end-user bill. CTAs also agree to provide a market-index commodity price (i.e., the Natural Gas Intelligence Weekly Gas Price Index, first of the month publication, PG&E Citygate, Bidweek) or the currently-required PG&E core procurement price in each end-user bill. The CTA shall annually elect which commodity price to provide. The requisite information to be presented in each end-user's bill will be addressed as

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               part of the tariff process described in Section 1.7 above. In the agreement between PG&E and the CTA, the CTA shall indemnify PG&E for all direct and consequential damages, and the CTA shall expressly agree to assume all liability associated with the CTA's modification of, or failure to provide a customer with, any PG&E-provided bill insert. Any disputes concerning the content of PG&E provided bill inserts will be resolved by the Energy Division of the CPUC. As part of its compliance filing set forth in Section 1.7, PG&E will include provisions specifying compliance monitoring, cost responsibility, and enforcement measures. Any such CTA agreements will be in effect for the term of this Settlement Agreement, except that they will expire after (i) gas consumer protection legislation becomes effective which includes a provision authorizing the CPUC to enforce consumer protection rules, and (ii) the CPUC adopts such rules, including a CTA certification program.

        2.11.5 Billing Credits for CTA-Consolidated Billing: The customer of a CTA, which performs consolidated CTA billing, will get the following avoided cost credit off their transportation rate as long as PG&E no longer has to send them an informational bill per
               Section 2.11.4 above. These credits will apply for both gas-only customers and dual-commodity customers for the term of this Settlement Agreement. If an Energy Service Provider (ESP) is also a CTA and performs both gas and electric consolidated billing for a dual-commodity customer, then that customer will receive the CTA consolidated gas billing credit in addition to the applicable electric credit for a dual-commodity customer.

                                                 ($ per account per month)
                                        Residential        G-NR1          G-NR2
                                        -----------        -----          -----
                   Gas Billing Credit      $0.71           $1.00          $1.00

        2.11.6 Delivery of CTA Consolidated Gas Billing Credits: PG&E will deliver credits to those customers receiving consolidated billing services from their respective CTAs via checks sent to the respective CTAs in whatever manner PG&E deems most cost-effective, except that PG&E will deliver such checks on at least a semi-annual basis. This process will continue for the term of this Settlement Agreement, or until automation of the gas credit process in the new billing system. Upon automation of the gas credit process, credits will be included as a line item on PG&E's customer-specific billing data provided to CTAs and shown on their consolidated bill to these customers.


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3.  PROMISING OPTIONS ALREADY IN PLACE FOR PG&E

    Parties agree that the following promising options identified in D.99-07-015 do not need to be litigated for the PG&E system in I.99-07-003, although they may be otherwise negotiated or litigated for the post-Gas Accord period. Through the Gas Accord, PG&E has already implemented these options for the Gas Accord period.

    3.1   Create Firm Tradable Intrastate Transmission Rights

        3.1.1 Summary of D.99-07-015: The Commission agrees that the creation of firm, tradable intrastate transmission rights offers the hope of improving efficiency through value-based pricing, as well as providing individual shippers with greater certainty as to their ability to move certain quantities of gas through the pipeline system.
               (pp. 12-14, FoF 1 & 2, CoL 1, 2, 5, Appendix C)

        3.1.2 Resolution: The path-based firm backbone transmission capacity rights established by the Gas Accord continue to apply for Northern California. These rights are fully tradable and assignable, subject to the creditworthiness of the assignee.

    3.2   Establish a Secondary Market for Intrastate Transmission Capacity

        3.2.1 Summary of D.99-07-015: Participation in the secondary market transactions through a mandatory Electronic Bulletin Board is consistent with the Commission's goals of enhancing market efficiency, preventing anti-competitive behavior, and providing additional competitive tools to the marketplace. The Commission wants to understand the costs of providing such a service before determining whether to require its provision. (p. 79, FoF 38, Appendix C)

        3.2.2 Resolution: A secondary market exists for PG&E's firm intrastate transmission capacity rights. This Settlement Agreement establishes an electronic trading platform for secondary market transmission transactions pursuant to Section 2.8 above.

    3.3   Place the Utility At Risk for Unused [Transmission] Resources

        3.3.1 Summary of D.99-07-015: The Commission refers to the fact that PG&E's shareholders are at risk for "stranded" costs associated with intrastate transmission in a table. (p. 12)

        3.3.2 Resolution: The Gas Accord places PG&E at risk for recovery of transmission facility costs, and the rates associated with these costs are fixed for the Gas Accord period. These at-risk provisions continue to apply. However, this Settlement Agreement does not predetermine how risk will be allocated following the Gas Accord.



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    3.4   Create Firm, Tradable Storage Rights

        3.4.1 Summary of D.99-07-015: The Commission believes there would be more efficient use of the hard-to-find gas storage resources if individual shippers and customers could bid for firm storage access rights. In addition, the local distribution company will be motivated to pursue more complete utilization of its storage assets if its shareholders bear the risk for cost recovery. If accompanied by an active secondary market, the bidding and trading of storage rights should lead to pricing that reflects demand. (pp. 23-24, FoF 9, CoL 4, Appendix C)

        3.4.2 Resolution: The Gas Accord assigned PG&E's existing firm gas storage capacity rights to core procurement, pipeline balancing and an unbundled storage program. Annual open seasons are held under the unbundled storage program, with negotiated deals at other times. The acquirers of firm storage capacity can sell that capacity on the secondary market, as can core procurement entities holding firm storage capacity, subject to the creditworthiness of the assignee.

    3.5   Establish a Secondary Market For Intrastate Storage Capacity

        3.5.1 Summary of D.99-07-015: The Commission anticipates that the existence of an active secondary market for storage would reduce a utility's ability to increase its storage revenues in an unfair manner. Shippers should be more willing to acquire storage rights when they know they are able to sell unused capacity on the secondary market. Participation in the secondary market transactions through a mandatory Electronic Bulletin Board is consistent with the Commission's goals of enhancing market efficiency, preventing anti-competitive behavior, and providing additional competitive tools to the marketplace. The Commission wants to understand the costs of providing such a service before determining whether to require its provision.
               (p. 24, FoF 38, Appendix C)

        3.5.2 Resolution: As with firm transmission capacity, firm storage rights are already tradable and assignable under the provisions of the Gas Accord, subject to the creditworthiness requirements. Parties agree that no further action is needed on the PG&E system for trading storage rights.

    3.6   Place the Utility At-Risk for Unused [Storage] Resources

        3.6.1 Summary of D.99-07-015: The Commission requests the parties to consider the costs and benefits related to creating a system of tradable storage rights in Southern California that places the utility at risk for unused resources and preserving such a market in Northern California beyond the period of the Gas Accord.
               (pp. 20-24, Appendix C)

        3.6.2 Gas Accord At-Risk Requirements: The Gas Accord places PG&E at risk for recovery of its storage facility costs. The major portion of the storage (32.8 Bcf) is assigned to core customers to ensure reliability of service. The core is obligated to pay these costs. However, this Settlement Agreement allows Core Transport


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               Agents (CTAs) to provide reliability through other means and avoid payment of their share of these costs. Another portion of storage (2.2 Bcf) is assigned to pipeline balancing. These costs are included in the backbone transmission rates, which are at-risk for cost recovery. The feasibility of adding more storage assets to this service is one of the issues for the OFO Forum, as provided in the Gas OFO Settlement, filed October 22, 1999 in I.99-07-003.

               The remaining portion of storage (4.7 Bcf) is assigned to a fully at-risk unbundled storage program, where firm and negotiated storage services are offered by PG&E's Golden Gate Market Center.

        3.6.3 Resolution: These at-risk provisions for storage continue to apply, as modified by this Settlement Agreement. However, this Settlement Agreement does not predetermine how risk will be allocated following the Gas Accord period.

    3.7   Separate Utility Hub Services From Procurement Functions

        3.7.1 Summary of D.99-07-015: The Commission would like to separate hub services, where possible, from the procurement function to eliminate the possibility of a conflict of interest affecting the two functions. (pp. 48-49, CoL 10, Appendix C)

        3.7.2 Resolution: The current rules and protocols provide separation of PG&E's Core Procurement Department from PG&E's utility hub services for the term of the Gas Accord. This issue may be revisited during the post-Gas Accord negotiations.

    3.8   Unbundle Utility Interstate Capacity Costs for Core Customers

        3.8.1 Summary of D.99-07-015: The Commission recommends the unbundling of interstate capacity costs for SoCalGas, which may enhance the opportunities for competition for core customers, as marketers search for ways to beat SoCalGas' costs for inter-state transportation. PG&E and SDG&E have already unbundled such costs. (p. 49 [#4], pp. 60-61, FoF 31, Appendix C)

        3.8.2 Resolution: PG&E unbundled these costs as part of the Gas Accord. This unbundling was approved in D.97-12-032, dated December 4, 1997.

    3.9   Eliminate Core Subscription Service

        3.9.1 Summary of D.99-07-015: The Commission recommends to eliminate the core subscription by April 1, 2001, and require that any noncore customer who prefers to continue procurement from local distribution companies after that date to take and pay for core service. (p. 49 [#7], pp. 63-64, Appendix C)

        3.9.2 Resolution: The Gas Accord, as approved in D.97-08-055, phases out core subscription by March 1, 2001. Parties agree that no further action is needed on the PG&E system.



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4.  PROMISING OPTIONS AND OTHER ISSUES WHICH ARE NOT TO BE LITIGATED PENDING
    FURTHER SETTLEMENT DISCUSSIONS

    4.1   Develop Clear Procedures for Allocating [Firm] Capacity

        4.1.1 Summary of D.99-11-053 issued November 18, 1999: This decision resolved the investigation into PG&E's bidding behavior in the Gas Accord open season auction. The Commission finds that PG&E abided by all the rules in place at that time and "that the UEG did not behave in an anti-competitive manner warranting penalty. The auction procedures should be reformed to further limit the ability of any single entity to unduly influence the market." (Mimeo, p. 22) The Commission also notes that "[F]urther discussion of potential reforms to auction rules for intrastate transmission capacity and for sales in the secondary market may take place within Investigation 99-07-003." (Mimeo, p. 25, Ordering Paragraph 2)

        4.1.2 Resolution: PG&E does not plan on conducting any firm capacity open seasons before the end of the Gas Accord period. PG&E and the Parties will re-examine the issue of open season rules in the process of negotiating a post-Gas Accord settlement. Parties agree that this issue does not need to be litigated or resolved as part of I.99-07-003 or the current Settlement Agreement.

    4.2 Revise PG&E's Transmission Interconnection Policy, Terms and Conditions (Not an Appendix C Item)

        4.2.1 Gas Rule 27 Committee: This issue, which includes PG&E's proposed Gas Rule 27, is under consideration by a committee of the Parties. The objective is to resolve this issue through settlement, and perhaps a separate application.

        4.2.2 Resolution: Parties agree that these issues do not need to be litigated or resolved as part of I.99-07-003 or the current Settlement Agreement.

    4.3   Revise PG&E's Electric Generation Rate Design (Not an Appendix C Item)

        4.3.1 Resolution: The Parties agree not to litigate issues related to Public Utilities Code Section 454.4 in I.99-07-003. The Parties also agree that PG&E's Biennial Cost Allocation Proceeding
               (BCAP), and not I.99-07-003, is an appropriate proceeding in which to address PG&E's electric generation cost allocation and rate design issues in I.99-07-003. PG&E commits to work with the BCAP parties to attempt to settle these issues.

    4.4. Review PG&E's Local Transmission Reliability, Design Standards and Curtailment Provisions (Not an Appendix C Item)

        4.4.1 Resolution: Parties agree that issues related to PG&E's local transmission reliability, design standards and local curtailment provisions will be negotiated


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               separately, and will not be litigated with respect to PG&E as part of I.99-07-003 or resolved in this Settlement Agreement.

    4.5 Investigate Mechanisms to Reduce the Costs of Transmission Service for Noncore Customers Connecting To or Located Close To PG&E's Backbone Transmission Facilities (Not an Appendix C Item)

        4.5.1 Resolution: Parties agree that issues related to "direct connects," and/or limited use of PG&E's local transmission system, between a customer's facility and PG&E's backbone facilities will be negotiated separately, and will not be litigated with respect to PG&E as part of I.99-07-003 or resolved in this Settlement Agreement.

5.  PROMISING OPTIONS WHICH WERE SETTLED IN THE OFO SETTLEMENT AGREEMENT

    5.1   Examine Strategies for Devoting More Assets to PG&E Balancing

        5.1.1 Summary of D.99-07-015: The Commission states that it is clear that shippers need to be better-equipped to anticipate and respond to OFOs. It's logical to assume that if PG&E had more storage capacity set aside to support its balancing efforts, it would have greater ability to smooth out fluctuations in system balancing without calling OFOs or undertaking curtailments. The Commission considers asking PG&E to identify the incremental cost of expanding balancing services in the next phase and suggests all interested parties to address the economics of this step. (pp. 32-33, FoF 15, CoL 6, Appendix C

        5.1.2 OFO Forum: This issue will be considered by the OFO Forum in accordance with Section 2.1.3.7 above.

        5.1.3 Balancing Study: PG&E agrees to provide the balancing study to all parties participating in the OFO Forum no later than March 7, 2000, even if the date for filing testimony is extended.

        5.1.4 Resolution: Parties agree that this issue does not need to be litigated in I.99-07-003 and that the Forum is open to all storage operators on the PG&E system, as well as customers, shippers and consumer representatives.

    5.2   Implement Targeted Operational Flow Orders

        5.2.1 Summary of D.99-07-015: The Commission wants to explore targeted OFOs along with other similar reforms in the cost/benefit phase. They believe even though it's possible that some customers might respond to a targeted request by shifting excess gas to other customers, it may also improve the system balance. (p. 41, p. 50 [#10], FoF 23, CoL 9, Appendix C)


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        5.2.2  Resolution: The OFO Settlement provides specific procedures for implementing customer-specific or targeted OFOs. No further litigation is needed.

    5.3   Provide Pipeline Operator Demand Forecasts Broken Down by Customer
          Class

        5.3.1 Summary of D.99-07-015: The Commission is not persuaded that disaggregating demand forecast information will create a disadvantage for any customer, including the core. Furthermore, the Commission does not believe that any particular customer would have an incentive to lessen the reliability or precision of its communications with the pipeline operator if they were provided the demand forecasts. (pp. 79-84, FoF 41, Appendix C)

        5.3.2 Resolution: The OFO Settlement Agreement specifies that PG&E will provide customer class demand data with a three-day lag, as agreed to by those Parties. No further litigation is needed.


6.  NO ISSUES REMAIN TO BE LITIGATED IN I.99-07-003

     Parties agree that there are no issues of material fact or promising options which need litigating in I.99-07-003, provided the Commission approves this Settlement Agreement pursuant to its conditions. If Commission approval is conditional or modifies the Settlement Agreement, Parties reserve the right to seek hearings on any or all issues otherwise covered by this Settlement Agreement.


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